Exhibit 99.1

FOURTH QUARTER 2013

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity to tangible assets, tangible book value per common share, tier 1 common to risk weighted assets, adjusted tangible common equity to risk weighted assets, and net interest margin using net interest income adjusted for fully taxable equivalent (“FTE”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in currently effective federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine regulatory capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 26 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

FHN PERFORMANCE HIGHLIGHTS

Consolidated Results for Fiscal Year 2013 vs. 2012

•	Net income available to common shareholders was $23.5 million, or $.10 per diluted share in 2013, compared to a net loss of $27.8 million, or $.11 loss per diluted share in 2012

•	Acquired substantially all of the assets and liabilities of Mountain National Bank (“MNB”) from the FDIC

•	Reached an agreement with Fannie Mae resolving certain legacy representation and warranty repurchase obligations associated with loans originated from 2000 to 2008 excluding certain loans FHN no longer services

•	Signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing began in fourth quarter

•	Net interest income (“NII”) decreased 7 percent in 2013 to $637.4 million from $688.7 million; Net interest margin (“NIM”) decreased to 2.96 percent from 3.13 percent

•	The decrease in NII is primarily attributable to run-off of the non-strategic loan portfolios, lower yielding fixed rate loans, and a lower yielding securities portfolio, somewhat mitigated by improved deposit pricing

•	The decrease in NIM is driven by declining yields on the investment portfolio, lower yielding fixed rate loans, run-off of the non-strategic loan portfolios, and a decline in loans to mortgage companies, partially offset by lower rates on deposits

•	Noninterest income (including securities gains) declined to $584.6 million in 2013 compared to $671.3 million in 2012 primarily due to lower fixed income sales revenue within capital markets and a decline in mortgage banking income

•	Provision expense was $55.0 million in 2013 compared to $78.0 million in 2012; 2012 included approximately $30 million of provision associated with the implementation of regulatory guidance related to discharged bankruptcies

•	Noninterest expense was $1.2 billion in 2013 compared to $1.4 billion in 2012

•	Decrease primarily driven by declines in the mortgage repurchase provision, pension-related costs, capital markets variable compensation, and severance costs related to restructuring, repositioning, and efficiency initiatives

•	These decreases were partially offset by an increase in legal and professional fees driven by litigation matters in 2013

•	Average loans were $15.7 billion in 2013 compared to $16.2 billion in 2012; period-end loans decreased 8 percent to $15.4 billion

•	Decline in the period-end loan portfolio driven by continued run-off within the non-strategic portfolios and declines in the regional bank

•	Average core deposits were $15.8 billion in 2013 compared to $15.6 billion in 2012; period-end relatively flat at $16.2 billion

Fourth Quarter 2013 vs. Third Quarter 2013

Consolidated

•	Net income available to common shareholders was $49.1 million, or $.21 per diluted share in fourth quarter, compared to a net loss of $107.5 million, or $.45 loss per diluted share in prior quarter

•	NII decreased slightly in fourth quarter to $157.1 million from $158.8 million; NIM increased slightly to 2.98 percent from 2.97 percent in the prior quarter

•	The decrease in NII is primarily attributable to a decline in average loans to mortgage companies and run-off of the non-strategic loan portfolios, partially offset by the effect of amortizing the valuation adjustment for acquired time deposits and declining rates on deposits

•	The slight increase in NIM is driven by the effect of amortizing the valuation adjustment for acquired time deposits, lower rates on deposits, and higher yields on trading assets, which more than offset the negative impact of a decline in average loans to mortgage companies and an increase in average excess cash held at the Fed

•	Noninterest income (including securities gains) was $135.0 million in fourth quarter compared to $150.5 million in third quarter

•	The decrease was largely driven by decreases in fee income in fourth quarter within the non-strategic and capital markets segments

•	Noninterest expense was $260.1 million in fourth quarter compared to $433.6 million in third quarter

•	Decrease primarily driven by a decrease within the non-strategic segment to the mortgage repurchase provision partially offset by an increase in litigation expense

•	Average loans were $15.3 billion in fourth quarter compared to $15.7 billion in third quarter; period-end loans were flat at $15.4 billion

•	Decline in average loans primarily driven by a decrease in loans to mortgage companies and continued run-off within the non-strategic portfolios

•	Average core deposits were $15.7 billion in fourth quarter compared to $16.0 billion in third quarter; period-end increased 3 percent to $16.2 billion

Regional Banking

•	NII was $146.4 million in fourth quarter compared to $149.5 million in third quarter

•	The decrease in NII is primarily attributable to lower average loan balances (primarily loans to mortgage companies)

•	NIM decreased 1 basis point largely due to the continuing impact of low rates

•	Period-end loans increased 1 percent, or $133.0 million to $12.2 billion in fourth quarter primarily driven by increases in specialty lending, somewhat mitigated by declines in retail loans

•	Loan loss provision was $2.6 million in fourth quarter compared to $5.2 million in prior quarter

•	Decline in provision was driven by the commercial portfolio due to aggregate improvement

•	Noninterest income was $62.8 million in fourth quarter compared to $63.9 million in third quarter

•	Noninterest expense increased to $139.1 million in fourth quarter from $131.9 million in the prior quarter

•	Fourth quarter includes an increase in charges associated with branch closings and higher professional fees

Capital Markets

•	Fixed income revenue decreased to $50.9 million in fourth quarter from $54.4 million in third quarter

•	Fixed income average daily revenue (“ADR”) was $822 thousand in fourth quarter down 3 percent from third quarter

•	Noninterest expense decreased to $53.2 million in fourth quarter from $58.0 million in third quarter

•	The expense decrease was primarily due to a decline in variable compensation costs

FHN PERFORMANCE HIGHLIGHTS (continued)

Fourth Quarter 2013 vs. Third Quarter 2013

Corporate

•	NII was negative $10.4 million in fourth quarter compared to negative $11.7 million in the prior quarter

•	Estimated effective duration of the securities portfolio was 3.8 years in fourth and third quarters

•	Estimated modified duration of the securities portfolio was 4.0 years in fourth quarter compared to 4.4 years in prior quarter

•	Noninterest income increased to $7.8 million in fourth quarter from $6.6 million in third quarter

•	Fourth quarter includes a net $2.2 million gain associated with cost method investments

•	Increase partially offset by lower deferred compensation driven by market conditions; changes in deferred compensation income are mirrored by changes in deferred compensation expense

•	Noninterest expense was $18.7 million in fourth quarter compared to $21.7 million in the prior quarter

•	Reduction driven by a decrease in deferred compensation expense and lower restructuring charges in fourth quarter relative to the prior quarter

Non-Strategic

•	NII decreased to $16.8 million in fourth quarter from $17.1 million in third quarter due to continued run-off of the loan portfolio

•	Provision expense increased to $12.4 million in fourth quarter from $4.8 million in prior quarter

•	The increase in fourth quarter provision was affected by reserve build in the home equity portfolio combined with a slower pace of reserve release in other portfolio segments

•	Noninterest income was $4.9 million in fourth quarter compared to $15.9 million in third quarter

•	Decrease primarily due to higher servicing income in third quarter reflecting the terms of the servicing sale agreement and decline in fourth quarter as servicing transfers began

•	Noninterest expense was $49.1 million in fourth quarter compared to $222.0 million in the prior quarter

•	Decrease primarily driven by a $200.0 million addition to the repurchase and foreclosure reserve in third quarter

•	Fourth quarter includes $30.0 million of net loss accruals related to legal matters

Asset Quality

•	Allowance as a percentage of loans ratio was relatively flat at 165 basis points in fourth quarter compared to166 basis points in prior quarter

•	Total reserves decreased to $253.8 million from $255.7 million in third quarter

•	The net decline in reserves was driven by a $5.3 million commercial reserve release, somewhat offset by $3.4 net million reserve increase in the consumer portfolio

•	The commercial allowance reflects continued improvement in loss rates, grade migration, and asset quality metrics

•	The consumer allowance increase was driven by a reserve build in the non-strategic consumer real estate portfolio

•	Provision expense was $15.0 million in fourth quarter compared to $10.0 million in third quarter

•	Net charge-offs (“NCOs”) were $16.9 million in fourth quarter compared to $16.2 million in prior quarter

•	Annualized net charge-offs increased to 44 basis points of average loans from 41 basis points in prior quarter

•	Nonperforming loans (“NPLs”) in the portfolio declined $33.0 million to $255.0 million driven by the C&I portfolio within the regional bank

•	Nonperforming assets (“NPAs”), including loans held-for-sale, decreased to $435.0 million in fourth quarter from $482.0 million in prior quarter

•	The decline in NPAs was largely driven by a drop in nonperforming portfolio loans in addition to a decline in nonperforming loans in held for sale and foreclosed assets

•	Total 30+ delinquencies were $101.4 million in fourth quarter compared to $94.2 million in prior quarter

•	The increase in 30+ delinquencies was largely driven by consumer real estate loans within the non-strategic segment

•	Troubled debt restructurings (“TDRs”) were $562.1 million at the end of fourth quarter compared with $578.4 million in prior quarter

Taxes

•	The effective tax rates for the quarter and year are negative reflecting permanent benefits from tax credit investments, life insurance, and tax exempt interest

•	Fourth quarter tax expense was favorably affected by the pattern of quarterly earnings in 2013 and $8.2 million in discrete items

Capital and Liquidity

•	Paid $0.05 per common share dividend on January 1, 2014

•	No shares repurchased in fourth quarter under the $300 million share repurchase program

•	Repurchased shares costing $262.7 million since the program’s inception in fourth quarter 2011

•	Volume weighted average price for all share repurchases under the stock repurchase program of $9.24 per share (before $.02 per share broker commission)

•	Paid preferred quarterly dividend of $1.6 million on January 10, 2014

•	Capital ratios (regulatory capital ratios estimated based on period-end balances)

•	8.23 percent for tangible common equity to tangible assets

•	13.76 percent for Tier 1

•	16.11 percent for Total Capital

•	10.65 percent for Tier 1 Common

•	11.01 percent for Leverage

FHN CONSOLIDATED SUMMARY RESULTS

Quarterly, Unaudited

						4Q13 Changes vs.		Twelve months ended		2013 vs.
(Dollars in thousands, except per share data)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12	2013	2012	2012
Income Statement Highlights
Net interest income	$157,135	$158,838	$160,019	$161,382	$170,598	(1)%	(8)%	$637,374	$688,667	(7)%
Noninterest income	132,860	150,571	142,983	156,403	151,143	(12)%	(12)%	582,817	670,636	(13)%
Securities gains/(losses), net	2,183	(96)	(351)	24	(4,700)	NM	NM	1,760	693	NM

Total revenue	292,178	309,313	302,651	317,809	317,041	(6)%	(8)%	1,221,951	1,359,996	(10)%

Noninterest expense	260,097	433,556	227,408	240,540	271,361	(40)%	(4)%	1,161,601	1,383,701	(16)%
Provision for loan losses	15,000	10,000	15,000	15,000	15,000	50%	*	55,000	78,000	(29)%

Income/(loss) before income taxes	17,081	(134,243)	60,243	62,269	30,680	NM	(44)%	5,350	(101,705)	NM
Provision/(benefit) for income taxes	(36,555)	(31,094)	15,008	17,730	(12,914)	(18)%	NM	(34,911)	(85,262)	59%

Income/(loss) from continuing operations	53,636	(103,149)	45,235	44,539	43,594	NM	23%	40,261	(16,443)	NM
Income/(loss) from discontinued operations, net of tax	(6)	123	1	430	(12)	NM	50%	548	148	NM

Net income/(loss)	53,630	(103,026)	45,236	44,969	43,582	NM	23%	40,809	(16,295)	NM
Net income attributable to noncontrolling interest	2,934	2,875	2,843	2,813	2,901	2%	1%	11,465	11,464	*

Net income/(loss) attributable to controlling interest	50,696	(105,901)	42,393	42,156	40,681	NM	25%	29,344	(27,759)	NM
Preferred stock dividends	1,550	1,550	1,550	1,188	—	*	NM	5,838	—	NM

Net income/(loss) available to common shareholders	$49,146	$(107,451)	$40,843	$40,968	$40,681	NM	21%	$23,506	$(27,759)	NM

Common Stock Data
Diluted EPS from continuing operations	$0.21	$(0.45)	$0.17	$0.17	$0.17	NM	24%	$0.10	$(0.11)	NM
Diluted EPS	$0.21	$(0.45)	$0.17	$0.17	$0.17	NM	24%	$0.10	$(0.11)	NM
Diluted shares (thousands)	236,753	236,895	240,891	242,799	246,132	*	(4)%	239,794	248,349	(3)%
Period-end shares outstanding (thousands)	236,370	236,328	240,555	241,225	243,598	*	(3)%	236,370	243,598	(3)%
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.05	$0.01	*	NM	$0.20	$0.04	NM

Balance Sheet Highlights (Period-End)
Total loans, net of unearned income (Restricted - $.1 billion) (a)	$15,389,074	$15,408,556	$16,197,952	$15,889,670	$16,708,582	*	(8)%
Total deposits	16,734,956	16,283,909	17,011,884	16,204,467	16,629,709	3%	1%
Total assets (Restricted - $.1 billion) (a) (b)	23,792,576	23,858,753	24,852,800	24,803,048	25,334,019	*	(6)%
Total liabilities (Restricted - $.1 billion) (a) (b)	21,292,083	21,425,460	22,306,392	22,203,321	22,824,813	(1)%	(7)%
Total equity	2,500,493	2,433,293	2,546,408	2,599,727	2,509,206	3%	*

Asset Quality Highlights
Allowance for loan losses (Restricted - $4.4 million) (a)	$253,809	$255,710	$261,934	$265,218	$276,963	(1)%	(8)%
Allowance / period-end loans	1.65%	1.66%	1.62%	1.67%	1.66%
Net charge-offs	$16,901	$16,224	$18,284	$26,745	$19,781	4%	(15)%
Net charge-offs (annualized) / average loans	0.44%	0.41%	0.46%	0.67%	0.48%
Non-performing assets (NPA) (c)	$434,988	$482,045	$506,265	$418,385	$419,369	(10)%	4%
NPA % (c) (d)	1.95%	2.19%	2.25%	1.81%	1.84%

Key Ratios & Other
Return on average assets (annualized) (e)	0.89%	(1.69)%	0.74%	0.73%	0.69%
Return on average common equity (annualized) (f)	9.37%	(20.39)%	7.46%	7.48%	7.20%
Net interest margin (g) (h)	2.98%	2.97%	2.96%	2.95%	3.09%
Fee income to total revenue (i)	45.81%	48.66%	47.19%	49.22%	46.98%
Efficiency ratio (j)	89.69%	NM	75.05%	75.69%	84.34%
Book value per common share (k)	$8.92	$8.64	$8.96	$9.16	$9.09
Tangible book value per common share (h) (k)	$8.23	$7.95	$8.28	$8.51	$8.44
Adjusted tangible common equity to risk weighted assets (h) (l)	10.31%	9.69%	9.69%	9.91%	9.93%
Market capitalization (millions)	$2,753.7	$2,597.2	$2,694.2	$2,576.3	$2,414.1
Full time equivalent employees	4,309	4,338	4,296	4,381	4,507

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of December 31, 2013.
(b)	Balances reflect the net presentation of certain capital markets receivables and payables. Prior periods have been revised for comparability.
(c)	2013 increase primarily relates to second liens placed on nonaccrual based on information received from a third party on the performance status of non-FHN serviced first liens and acquired foreclosed real estate from the MNB acquisition.
(d)	NPAs related to the loan portfolio over period-end loans plus foreclosed real estate and other assets.
(e)	Calculated using net income.
(f)	Calculated using net income available to common shareholders.
(g)	Net interest margin is computed using net interest income adjusted to a fully taxable equivalent (“FTE”) basis.
(h)	Refer to the Non-GAAP to GAAP Reconciliation on page 26 of this financial supplement.
(i)	Ratio excludes securities gains/(losses).
(j)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(k)	2Q13 decrease due to $40 million prepaid share repurchase agreement, shares were delivered in 3Q13.
(l)	Current quarter is an estimate.

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						4Q13 Changes vs.		Twelve months ended		2013 vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12	2013	2012	2012
Interest income	$179,053	$182,610	$183,991	$186,399	$196,199	(2)%	(9)%	$732,053	$798,953	(8)%
Less: interest expense	21,918	23,772	23,972	25,017	25,601	(8)%	(14)%	94,679	110,286	(14)%

Net interest income	157,135	158,838	160,019	161,382	170,598	(1)%	(8)%	637,374	688,667	(7)%
Provision for loan losses	15,000	10,000	15,000	15,000	15,000	50%	*	55,000	78,000	(29)%

Net interest income after provision for loan losses	142,135	148,838	145,019	146,382	155,598	(5)%	(9)%	582,374	610,667	(5)%

Noninterest income:
Capital markets (a) (b)	59,653	64,283	69,265	79,163	72,483	(7)%	(18)%	272,364	334,912	(19)%
Deposit transactions and cash management	29,194	29,279	28,254	27,656	30,952	*	(6)%	114,383	120,168	(5)%
Brokerage, management fees and commissions	11,505	10,868	10,540	9,348	8,980	6%	28%	42,261	34,934	21%
Mortgage banking (c)	3,853	14,460	5,589	9,373	8,287	(73)%	(54)%	33,275	51,890	(36)%
Trust services and investment management	6,596	6,649	6,950	6,328	5,979	(1)%	10%	26,523	24,319	9%
Bankcard income	4,998	5,303	5,299	4,882	5,766	(6)%	(13)%	20,482	22,384	(8)%
Bank owned life insurance	3,636	3,560	3,946	5,472	5,081	2%	(28)%	16,614	18,805	(12)%
Other service charges	3,144	3,707	3,503	3,086	3,167	(15)%	(1)%	13,440	12,935	4%
Insurance commissions	960	733	730	600	804	31%	19%	3,023	3,148	(4)%
Securities gains/(losses), net (d)	2,183	(96)	(351)	24	(4,700)	NM	NM	1,760	693	NM
Gain/(loss) on divestiture	(4)	115	—	—	—	NM	NM	111	200	(45)%
Other (e)	9,325	11,614	8,907	10,495	9,644	(20)%	(3)%	40,341	46,941	(14)%

Total noninterest income	135,043	150,475	142,632	156,427	146,443	(10)%	(8)%	584,577	671,329	(13)%

Adjusted gross income after provision for loan losses	277,178	299,313	287,651	302,809	302,041	(7)%	(8)%	1,166,951	1,281,996	(9)%

Noninterest expense:
Employee compensation, incentives, and benefits (f)	127,144	132,213	130,500	139,184	161,813	(4)%	(21)%	529,041	640,857	(17)%
Repurchase and foreclosure provision	—	200,000	—	—	—	NM	NM	200,000	299,256	(33)%
Legal and professional fees	15,419	12,704	14,065	11,171	11,971	21%	29%	53,359	38,750	38%
Occupancy	12,811	13,147	11,785	12,822	12,363	(3)%	4%	50,565	49,027	3%
Computer software	10,197	10,446	9,608	10,076	10,333	(2)%	(1)%	40,327	40,018	1%
Contract employment and outsourcing	9,059	9,241	8,581	9,039	9,052	(2)%	*	35,920	41,198	(13)%
Operations services	9,104	9,199	8,842	8,070	8,123	(1)%	12%	35,215	35,429	(1)%
Equipment rentals, depreciation, and maintenance	8,431	7,890	7,597	7,820	7,910	7%	7%	31,738	31,246	2%
FDIC premium expense	4,477	4,631	5,037	6,011	7,299	(3)%	(39)%	20,156	27,968	(28)%
Advertising and public relations	4,685	5,486	4,121	3,947	5,915	(15)%	(21)%	18,239	17,439	5%
Communications and courier	4,473	4,517	4,531	4,437	4,613	(1)%	(3)%	17,958	18,318	(2)%
Foreclosed real estate	1,050	523	1,287	1,439	1,995	NM	(47)%	4,299	11,041	(61)%
Amortization of intangible assets	1,128	928	928	928	979	22%	15%	3,912	3,910	*
Other (e)	52,119	22,631	20,526	25,596	28,995	NM	80%	120,872	129,244	(6)%

Total noninterest expense	260,097	433,556	227,408	240,540	271,361	(40)%	(4)%	1,161,601	1,383,701	(16)%

Income/(loss) before income taxes	17,081	(134,243)	60,243	62,269	30,680	NM	(44)%	5,350	(101,705)	NM
Provision/(benefit) for income taxes (g)	(36,555)	(31,094)	15,008	17,730	(12,914)	(18)%	NM	(34,911)	(85,262)	59%

Income/(loss) from continuing operations	53,636	(103,149)	45,235	44,539	43,594	NM	23%	40,261	(16,443)	NM
Income/(loss) from discontinued operations, net of tax	(6)	123	1	430	(12)	NM	50%	548	148	NM

Net income/(loss)	53,630	(103,026)	45,236	44,969	43,582	NM	23%	40,809	(16,295)	NM
Net income attributable to noncontrolling interest	2,934	2,875	2,843	2,813	2,901	2%	1%	11,465	11,464	*

Net income/(loss) attributable to controlling interest	50,696	(105,901)	42,393	42,156	40,681	NM	25%	29,344	(27,759)	NM
Preferred stock dividends	1,550	1,550	1,550	1,188	—	*	NM	5,838	—	NM

Net income/(loss) available to common shareholders	$49,146	$(107,451)	$40,843	$40,968	$40,681	NM	21%	$23,506	$(27,759)	NM

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	4Q13 average daily revenue (“ADR”) was $822 thousand.
(b)	2Q13 and 1Q13 include a gain of $1.0 million and $2.4 million, respectively, from a LOCOM reversal associated with a TRUP loan payoff within the non-strategic segment.
(c)	3Q13 includes an increase in servicing income reflecting the terms of the agreement to sell servicing; 3Q13 also includes a $2.2 million negative adjustment made as a result of estimated costs for obligations associated with the agreement to sell servicing. 4Q13 down as servicing transfers began.
(d)	4Q13 includes a net $2.2 million gain on cost method investments; 4Q12 includes a $4.7 million negative valuation adjustment related to an equity investment.
(e)	Refer to the Other Income and Other Expense table on page 8 for additional information.
(f)	3Q13 includes a positive $3.5 million adjustment resulting from revisions to an employee benefit plan.
(g)	4Q13 and 4Q12 include $8.3 million and $17.0 million, respectively, in tax benefits related to discrete period tax items.

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						4Q13 Changes vs.		Twelve months ended		2013 vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12	2013	2012	2012
Other Income
ATM and interchange fees	$2,721	$2,680	$2,627	$2,384	$2,724	2%	*	$10,412	$10,528	(1)%
Electronic banking fees	1,535	1,607	1,585	1,562	1,610	(4)%	(5)%	6,289	6,537	(4)%
Letter of credit fees	1,215	1,171	1,196	1,499	1,192	4%	2%	5,081	5,158	(1)%
Deferred compensation (a)	1,210	2,160	(278)	1,593	396	(44)%	NM	4,685	4,461	5%
Other	2,644	3,996	3,777	3,457	3,722	(34)%	(29)%	13,874	20,257	(32)%

Total	$9,325	$11,614	$8,907	$10,495	$9,644	(20)%	(3)%	$40,341	$46,941	(14)%

Other Expense
Litigation and regulatory matters	$30,355	$229	$900	$5,170	$4,300	NM	NM	$36,654	$33,313	10%
Other insurance and taxes	3,261	3,215	3,076	3,046	3,078	1%	6%	12,598	10,734	17%
Tax credit investments	3,063	3,079	2,989	2,972	4,198	(1)%	(27)%	12,103	18,655	(35)%
Travel and entertainment	2,339	2,400	2,372	1,848	2,058	(3)%	14%	8,959	8,366	7%
Employee training and dues	1,327	1,244	1,229	1,254	1,171	7%	13%	5,054	4,525	12%
Customer relations	1,179	1,204	1,255	1,278	1,348	(2)%	(13)%	4,916	4,578	7%
Miscellaneous loan costs	701	1,349	1,163	996	924	(48)%	(24)%	4,209	4,126	2%
Supplies	1,090	950	705	1,055	1,021	15%	7%	3,800	3,752	1%
Other	8,804	8,961	6,837	7,977	10,897	(2)%	(19)%	32,579	41,195	(21)%

Total	$52,119	$22,631	$20,526	$25,596	$28,995	NM	80%	$120,872	$129,244	(6)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						4Q13 Changes vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
Assets:
Investment securities	$3,398,457	$3,186,943	$3,228,379	$3,190,219	$3,061,808	7%	11%
Loans held-for-sale	370,152	371,640	385,105	390,874	401,937	*	(8)%
Loans, net of unearned income (Restricted - $.1 billion) (a)	15,389,074	15,408,556	16,197,952	15,889,670	16,708,582	*	(8)%
Federal funds sold	66,079	52,830	52,169	33,738	34,492	25%	92%
Securities purchased under agreements to resell	412,614	576,355	602,126	732,696	601,891	(28)%	(31)%
Interest-bearing cash (b)	730,297	184,179	344,150	431,182	353,373	NM	NM
Trading securities	801,718	1,343,134	1,267,348	1,397,746	1,262,720	(40)%	(37)%

Total earning assets	21,168,391	21,123,637	22,077,229	22,066,125	22,424,803	*	(6)%

Cash and due from banks (Restricted - $1.2 million) (a)	349,216	395,631	382,601	275,262	469,879	(12)%	(26)%
Capital markets receivables (c)	45,255	83,154	151,660	169,927	117,772	(46)%	(62)%
Mortgage servicing rights, net (d)	72,793	116,686	113,853	109,102	114,311	(38)%	(36)%
Goodwill (e)	141,943	140,479	140,479	134,242	134,242	1%	6%
Other intangible assets, net	21,988	22,216	23,144	21,772	22,700	(1)%	(3)%
Premises and equipment, net	305,244	308,779	314,764	299,740	303,273	(1)%	1%
Real estate acquired by foreclosure (f)	71,562	71,626	69,901	54,672	60,690	*	18%
Allowance for loan losses (Restricted - $4.4 million) (a)	(253,809)	(255,710)	(261,934)	(265,218)	(276,963)	(1)%	(8)%
Derivative assets	181,866	215,116	235,759	274,332	292,472	(15)%	(38)%
Other assets (Restricted - $1.9 million) (a)	1,688,127	1,637,139	1,605,344	1,663,092	1,670,840	3%	1%

Total assets (Restricted - $.1 billion) (a)	$23,792,576	$23,858,753	$24,852,800	$24,803,048	$25,334,019	*	(6)%

Liabilities and Equity:
Deposits:
Savings	$6,732,326	$6,781,522	$6,928,447	$6,498,832	$6,705,496	(1)%	*
Other interest-bearing deposits	3,859,079	3,494,236	3,825,235	3,740,257	3,798,313	10%	2%
Time deposits	951,755	997,726	1,051,327	988,375	1,019,938	(5)%	(7)%

Total interest-bearing core deposits	11,543,160	11,273,484	11,805,009	11,227,464	11,523,747	2%	*
Noninterest-bearing deposits	4,637,839	4,434,746	4,603,954	4,454,045	4,602,472	5%	1%

Total core deposits (g)	16,180,999	15,708,230	16,408,963	15,681,509	16,126,219	3%	*

Certificates of deposit $100,000 and more	553,957	575,679	602,921	522,958	503,490	(4)%	10%

Total deposits	16,734,956	16,283,909	17,011,884	16,204,467	16,629,709	3%	1%

Federal funds purchased	1,042,633	1,062,901	1,142,749	1,361,670	1,351,023	(2)%	(23)%
Securities sold under agreements to repurchase	442,789	427,232	433,761	488,010	555,438	4%	(20)%
Trading liabilities	368,348	585,969	596,869	781,306	564,429	(37)%	(35)%
Other short-term borrowings	181,146	303,686	446,909	186,898	441,201	(40)%	(59)%
Term borrowings (Restricted - $.1 billion) (a) (h)	1,739,859	1,771,288	1,800,255	2,197,864	2,226,482	(2)%	(22)%
Capital markets payables (c)	21,173	53,784	90,231	97,954	110,329	(61)%	(81)%
Derivative liabilities	154,280	165,918	198,489	199,999	202,269	(7)%	(24)%
Other liabilities	606,899	770,773	585,245	685,153	743,933	(21)%	(18)%

Total liabilities (Restricted - $.1 billion) (a)	21,292,083	21,425,460	22,306,392	22,203,321	22,824,813	(1)%	(7)%

Equity:
Common stock (i)	147,731	147,705	150,347	150,766	152,249	*	(3)%
Capital surplus (i) (j)	1,416,767	1,413,248	1,416,563	1,461,292	1,488,463	*	(5)%
Undivided profits	694,949	657,676	777,108	748,427	719,672	6%	(3)%
Accumulated other comprehensive loss, net	(150,009)	(176,391)	(188,665)	(151,639)	(146,343)	(15)%	3%
Preferred stock	95,624	95,624	95,624	95,624	—	*	NM
Noncontrolling interest (k)	295,431	295,431	295,431	295,257	295,165	*	*

Total equity	2,500,493	2,433,293	2,546,408	2,599,727	2,509,206	3%	*

Total liabilities and equity	$23,792,576	$23,858,753	$24,852,800	$24,803,048	$25,334,019	*	(6)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of December 31, 2013.
(b)	Includes excess balances held at Fed.
(c)	Balances reflect the net presentation of certain capital markets receivables and payables. Prior periods have been revised for comparability.
(d)	Decrease in 4Q13 reflects transfers associated with an agreement to sell mortgage servicing rights entered into in 3Q13. Transfers will continue into 2014.
(e)	2Q13 increase driven by the MNB acquisition.
(f)	4Q13 includes $25.8 million of foreclosed assets related to government insured mortgages.
(g)	4Q13 average core deposits were $15.7 billion.
(h)	In 2Q13 $350.0 million of subordinated notes matured.
(i)	Decreases relate to shares purchased under the share repurchase program.
(j)	2Q13 decrease related to $40.0 million prepaid share repurchase agreement. The shares were delivered to FHN in 3Q13.
(k)	Consists of preferred stock of subsidiary.

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						4Q13 Changes vs.		Twelve months ended		2013 vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12	2013	2012	2012
Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$7,694,029	$7,888,297	$8,121,219	$8,199,249	$8,330,961	(2)%	(8)%	$7,972,875	$7,994,102	*
Commercial real estate	1,164,748	1,215,586	1,134,268	1,161,467	1,237,774	(4)%	(6)%	1,170,618	1,307,001	(10)%
Consumer real estate	5,400,751	5,502,825	5,561,689	5,644,275	5,757,724	(2)%	(6)%	5,526,386	5,829,089	(5)%
Permanent mortgage	678,938	721,554	771,253	801,000	788,428	(6)%	(14)%	742,793	795,014	(7)%
Credit card and other	334,887	323,551	304,561	291,221	288,412	4%	16%	313,702	280,197	12%

Total loans, net of unearned income (Restricted - $.1 billion) (a) (b)	15,273,353	15,651,813	15,892,990	16,097,212	16,403,299	(2)%	(7)%	15,726,374	16,205,403	(3)%

Loans held-for-sale	368,373	378,263	389,273	392,272	403,750	(3)%	(9)%	381,969	416,616	(8)%
Investment securities:
U.S. treasuries	39,994	41,303	40,815	44,107	43,909	(3)%	(9)%	41,543	42,248	(2)%
U.S. government agencies	2,959,355	2,900,838	2,924,012	2,818,958	2,774,175	2%	7%	2,901,175	2,862,848	1%
States and municipalities	15,155	15,246	15,390	15,255	17,169	(1)%	(12)%	15,261	17,802	(14)%
Other	229,728	224,213	218,701	216,860	222,058	2%	3%	222,416	222,569	*

Total investment securities	3,244,232	3,181,600	3,198,918	3,095,180	3,057,311	2%	6%	3,180,395	3,145,467	1%

Capital markets securities inventory	1,159,570	1,156,262	1,310,044	1,308,969	1,250,423	*	(7)%	1,233,090	1,261,086	(2)%
Mortgage banking trading securities	12,712	15,558	16,398	17,486	18,844	(18)%	(33)%	15,526	21,885	(29)%
Other earning assets:
Federal funds sold	19,471	28,498	26,698	24,173	24,701	(32)%	(21)%	24,708	22,704	9%
Securities purchased under agreements to resell	581,798	593,978	705,129	754,630	586,258	(2)%	(1)%	658,232	586,191	12%
Interest-bearing cash (c)	614,628	537,631	401,236	653,712	522,529	14%	18%	551,656	565,470	(2)%

Total other earning assets	1,215,897	1,160,107	1,133,063	1,432,515	1,133,488	5%	7%	1,234,596	1,174,365	5%

Total earnings assets (Restricted - $.1 billion) (a)	21,274,137	21,543,603	21,940,686	22,343,634	22,267,115	(1)%	(4)%	21,771,950	22,224,822	(2)%

Allowance for loan losses (Restricted - $3.8 million) (a)	(250,074)	(256,789)	(260,944)	(270,385)	(306,583)	(3)%	(18)%	(259,485)	(331,198)	(22)%
Cash and due from banks (Restricted - $1.6 million) (a)	341,066	351,972	342,053	348,581	349,002	(3)%	(2)%	345,914	344,305	*
Capital markets receivables (d)	45,179	82,289	97,851	88,211	101,233	(45)%	(55)%	78,275	103,562	(24)%
Premises and equipment, net	307,285	308,199	302,263	299,846	303,921	*	1%	304,429	310,115	(2)%
Derivative assets	201,609	209,878	257,181	286,243	317,076	(4)%	(36)%	238,417	335,268	(29)%
Other assets (Restricted - $1.7 million) (a)	1,926,109	1,942,481	1,903,728	1,948,417	1,925,664	(1)%	*	1,930,156	2,066,430	(7)%

Total assets (Restricted - $.1 billion) (a)	$23,845,311	$24,181,633	$24,582,818	$25,044,547	$24,957,428	(1)%	(4)%	$24,409,656	$25,053,304	(3)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$6,642,159	$6,957,875	$6,516,889	$6,593,590	$6,529,453	(5)%	2%	$6,678,529	$6,403,738	4%
Other interest-bearing deposits	3,520,348	3,494,211	3,645,674	3,709,988	3,469,711	1%	1%	3,591,766	3,414,094	5%
Time deposits	977,107	1,025,788	998,762	1,004,887	1,038,672	(5)%	(6)%	1,001,626	1,101,158	(9)%

Total interest-bearing core deposits	11,139,614	11,477,874	11,161,325	11,308,465	11,037,836	(3)%	1%	11,271,921	10,918,990	3%
Certificates of deposit $100,000 and more	580,760	594,536	542,244	516,785	514,543	(2)%	13%	558,855	604,883	(8)%
Federal funds purchased	1,236,763	1,119,273	1,224,070	1,479,316	1,538,970	10%	(20)%	1,263,792	1,548,020	(18)%
Securities sold under agreements to repurchase	446,894	452,940	480,960	572,666	457,493	(1)%	(2)%	487,923	380,871	28%
Capital markets trading liabilities	567,531	598,195	718,309	779,409	597,402	(5)%	(5)%	665,095	589,461	13%
Other short-term borrowings	219,593	243,195	525,493	209,376	272,578	(10)%	(19)%	299,288	450,690	(34)%
Term borrowings (Restricted - $.1 billion) (a) (e)	1,764,476	1,792,250	2,007,372	2,221,297	2,254,445	(2)%	(22)%	1,944,675	2,326,753	(16)%

Total interest-bearing liabilities	15,955,631	16,278,263	16,659,773	17,087,314	16,673,267	(2)%	(4)%	16,491,549	16,819,668	(2)%

Noninterest-bearing deposits	4,559,023	4,542,127	4,493,440	4,441,411	4,770,935	*	(4)%	4,509,413	4,688,093	(4)%
Capital markets payables (d)	32,896	57,275	58,435	57,859	68,403	(43)%	(52)%	51,563	70,435	(27)%
Derivative liabilities	159,575	161,611	184,192	194,892	211,598	(1)%	(25)%	174,934	227,765	(23)%
Other liabilities	666,312	660,458	598,854	683,596	689,782	1%	(3)%	652,281	639,562	2%

Total liabilities (Restricted - $.1 billion) (a)	21,373,437	21,699,734	21,994,694	22,465,072	22,413,985	(2)%	(5)%	21,879,740	22,445,523	(3)%

Equity:
Common stock	147,724	149,000	150,468	151,613	153,691	(1)%	(4)%	149,688	156,298	(4)%
Capital surplus	1,414,810	1,418,259	1,430,998	1,476,797	1,507,087	*	(6)%	1,435,000	1,540,513	(7)%
Undivided profits	691,958	715,451	771,953	742,070	705,835	(3)%	(2)%	730,181	736,826	(1)%
Accumulated other comprehensive loss, net	(173,673)	(191,866)	(156,178)	(150,093)	(118,335)	(9)%	47%	(168,083)	(121,021)	39%
Preferred stock	95,624	95,624	95,624	63,831	—	*	NM	87,785	—	NM
Noncontrolling interest	295,431	295,431	295,259	295,257	295,165	*	*	295,345	295,165	*

Total equity	2,471,874	2,481,899	2,588,124	2,579,475	2,543,443	*	(3)%	2,529,916	2,607,781	(3)%

Total liabilities and equity	$23,845,311	$24,181,633	$24,582,818	$25,044,547	$24,957,428	(1)%	(4)%	$24,409,656	$25,053,304	(3)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are quarterly averages as of December 31, 2013.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.
(d)	Balances reflect the net presentation of certain capital markets receivables and payables. Prior periods have been revised for comparability.
(e)	In 2Q13 $350.0 million of subordinated notes matured.

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						4Q13 Changes vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
Interest Income:
Loans, net of unearned income (b)	$147,322	$151,504	$153,070	$154,955	$163,693	(3)%	(10)%
Loans held-for-sale	3,253	3,058	3,169	3,502	3,732	6%	(13)%
Investment securities:
U.S. treasuries	4	10	11	8	11	(60)%	(64)%
U.S. government agencies	19,020	18,537	18,321	18,507	19,536	3%	(3)%
States and municipalities	21	21	25	23	6	*	NM
Other	2,307	2,355	2,315	2,332	2,495	(2)%	(8)%

Total investment securities	21,352	20,923	20,672	20,870	22,048	2%	(3)%

Capital markets securities inventory	8,631	8,425	8,467	7,901	7,565	2%	14%
Mortgage banking trading securities	247	403	452	489	534	(39)%	(54)%
Other earning assets:
Federal funds sold	48	73	66	61	64	(34)%	(25)%
Securities purchased under agreements to resell (c)	(99)	(171)	(189)	44	118	42%	NM
Interest-bearing cash	343	289	197	364	287	19%	20%

Total other earning assets	292	191	74	469	469	53%	(38)%

Interest income	$181,097	$184,504	$185,904	$188,186	$198,041	(2)%	(9)%

Interest Expense:
Interest-bearing deposits:
Savings	$3,205	$3,471	$3,689	$4,397	$4,617	(8)%	(31)%
Other interest-bearing deposits	772	817	1,013	1,145	1,268	(6)%	(39)%
Time deposits	3,585	4,013	4,064	4,217	4,639	(11)%	(23)%

Total interest-bearing core deposits	7,562	8,301	8,766	9,759	10,524	(9)%	(28)%
Certificates of deposit $100,000 and more (d)	873	1,658	1,550	1,561	1,725	(47)%	(49)%
Federal funds purchased	791	716	777	932	985	10%	(20)%
Securities sold under agreements to repurchase	126	148	134	268	211	(15)%	(40)%
Capital markets trading liabilities	3,442	3,632	3,354	3,196	2,536	(5)%	36%
Other short-term borrowings	222	239	245	106	132	(7)%	68%
Term borrowings	8,902	9,078	9,146	9,195	9,488	(2)%	(6)%

Interest expense	21,918	23,772	23,972	25,017	25,601	(8)%	(14)%

Net interest income - tax equivalent basis	159,179	160,732	161,932	163,169	172,440	(1)%	(8)%
Fully taxable equivalent adjustment	(2,044)	(1,894)	(1,913)	(1,787)	(1,842)	(8)%	(11)%

Net interest income	$157,135	$158,838	$160,019	$161,382	$170,598	(1)%	(8)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Net interest income adjusted to a FTE basis.
(b)	Includes loans on nonaccrual status.
(c)	4Q13, 3Q13 and 2Q13 driven by negative market rates on reverse repurchase agreements.
(d)	4Q13 includes the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	4Q13	3Q13	2Q13	1Q13	4Q12
Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans	3.66%	3.69%	3.68%	3.70%	3.83%
Retail loans	4.07	4.06	4.12	4.16	4.18

Total loans, net of unearned income (b)	3.83	3.85	3.86	3.89	3.98

Loans held-for-sale	3.53	3.23	3.26	3.57	3.70
Investment securities:
U.S. treasuries	0.04	0.09	0.11	0.07	0.10
U.S. government agencies	2.57	2.56	2.51	2.63	2.82
States and municipalities	0.56	0.55	0.65	0.59	0.13
Other	4.02	4.20	4.23	4.30	4.49

Total investment securities	2.63	2.63	2.58	2.70	2.88

Capital markets securities inventory	2.98	2.91	2.59	2.41	2.42
Mortgage banking trading securities	7.79	10.36	11.02	11.19	11.34
Other earning assets:
Federal funds sold	0.98	1.01	0.99	1.02	1.02
Securities purchased under agreements to resell (c)	(0.07)	(0.11)	(0.11)	0.02	0.08
Interest-bearing cash	0.22	0.21	0.20	0.23	0.22

Total other earning assets	0.10	0.07	0.03	0.13	0.16

Interest income/total earning assets	3.39%	3.41%	3.40%	3.40%	3.55%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.19%	0.20%	0.23%	0.27%	0.28%
Other interest-bearing deposits	0.09	0.09	0.11	0.13	0.15
Time deposits	1.46	1.55	1.63	1.70	1.78

Total interest-bearing core deposits	0.27	0.29	0.32	0.35	0.38
Certificates of deposit $100,000 and more (d)	0.60	1.11	1.15	1.23	1.33
Federal funds purchased	0.25	0.25	0.25	0.26	0.25
Securities sold under agreements to repurchase	0.11	0.13	0.11	0.19	0.18
Capital markets trading liabilities	2.41	2.41	1.87	1.66	1.69
Other short-term borrowings	0.40	0.39	0.19	0.21	0.19
Term borrowings (e)	2.02	2.03	1.82	1.66	1.69

Interest expense/total interest-bearing liabilities	0.55	0.58	0.58	0.59	0.61

Net interest spread	2.84%	2.83%	2.82%	2.81%	2.94%
Effect of interest-free sources used to fund earning assets	0.14	0.14	0.14	0.14	0.15

Net interest margin	2.98%	2.97%	2.96%	2.95%	3.09%

Yields are adjusted to a FTE basis. Refer to the Non-GAAP to GAAP Reconciliation on page 26 for reconciliation of net interest income (GAAP) to net interest income adjusted for impact of FTE (non-GAAP).

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loans on nonaccrual status.
(c)	4Q13, 3Q13 and 2Q13 driven by negative market rates on reverse repurchase agreements.
(d)	4Q13 rate includes the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.
(e)	Rates are expressed net of unamortized debenture cost for term borrowings.

FHN CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES

Quarterly, Unaudited

(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12
By Income Statement Impact
Noninterest income
Mortgage banking (a)	$—	$(2,192)	$—	$—	$(348)
Gain/(loss) on divestiture	(4)	115	—	—	—
Noninterest expense
Employee compensation, incentives, and benefits (b)	1,071	1,160	641	819	18,128
Occupancy	(285)	38	(60)	438	180
All other expense	16	369	—	—	17

Total loss before income taxes	(806)	(3,644)	(581)	(1,257)	(18,673)
Income from discontinued operations (c)	—	250	—	735	—

Net impact resulting from restructuring, repositioning, and efficiency initiatives	$(806)	$(3,394)	$(581)	$(522)	$(18,673)

(a)	3Q13 reflects estimated costs for obligations associated with the agreement to sell servicing; 4Q12 reflects adjustment due to contingencies associated with prior mortgage servicing sales.
(b)	1Q13 and 4Q12 includes severance associated with an employee separation program.
(c)	Includes amounts related to Msaver, First Horizon Insurance, and Highland Capital.

FHN MORTGAGE SERVICING RIGHTS

Quarterly, Unaudited

						4Q13 Changes vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
First Liens
Fair value beginning balance	$114,017	$111,076	$106,191	$111,314	$117,440
Reductions due to sale of MSRs	(39,633)	—	—	—	—
Reductions due to loan payments	(3,958)	(5,989)	(5,617)	(5,374)	(5,592)
Reductions due to exercise of cleanup calls	—	—	—	(495)	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a) (b)	(83)	8,937	10,496	834	(569)
Other changes in fair value	(2)	(7)	6	(88)	35

Fair value ending balance	$70,341	$114,017	$111,076	$106,191	$111,314	(38)%	(37)%

Second Liens
Fair value beginning balance	$166	$172	$193	$196	$205
Reductions due to loan payments	(5)	(6)	(21)	(48)	(9)
Changes in fair value due to:
Other changes in fair value	—	—	—	45	—

Fair value ending balance	$161	$166	$172	$193	$196	(3)%	(18)%

HELOC
Fair value beginning balance	$2,503	$2,605	$2,718	$2,801	$2,892
Reductions due to loan payments	(212)	(104)	(113)	(125)	(91)
Changes in fair value due to:
Other changes in fair value	—	2	—	42	—

Fair value ending balance	$2,291	$2,503	$2,605	$2,718	$2,801	(8)%	(18)%

Total Consolidated
Fair value beginning balance	$116,686	$113,853	$109,102	$114,311	$120,537
Reductions due to sale of MSRs	(39,633)	—	—	—	—
Reductions due to loan payments	(4,175)	(6,099)	(5,751)	(5,547)	(5,692)
Reductions due to exercise of cleanup calls	—	—	—	(495)	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a) (b)	(83)	8,937	10,496	834	(569)
Other changes in fair value	(2)	(5)	6	(1)	35

Fair value ending balance	$72,793	$116,686	$113,853	$109,102	$114,311	(38)%	(36)%

(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.
(b)	In 3Q13, FHN agreed to sell substantially all its remaining legacy mortgage servicing. FHN used the price in the definitive agreement, as adjusted for the portion of pricing that was not specific to MSR and excess interest, as a third-party pricing source in the valuation of these assets.

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						4Q13 Changes vs.		Twelve Months Ended		2013 vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12	2013	2012	2012
Regional Banking
Net interest income	$146,430	$149,547	$148,222	$147,125	$154,927	(2)%	(5)%	$591,324	$605,495	(2)%
Noninterest income	62,807	63,883	61,885	59,144	64,097	(2)%	(2)%	247,719	253,455	(2)%

Total revenues	209,237	213,430	210,107	206,269	219,024	(2)%	(4)%	839,043	858,950	(2)%
Provision/(provision credit) for loan losses	2,585	5,159	13,201	(2,485)	(1,231)	(50)%	NM	18,460	(918)	NM
Noninterest expense	139,084	131,851	129,515	130,937	144,031	5%	(3)%	531,387	569,511	(7)%

Income before income taxes	67,568	76,420	67,391	77,817	76,224	(12)%	(11)%	289,196	290,357	*
Provision for income taxes	24,088	27,598	24,173	28,276	27,700	(13)%	(13)%	104,135	105,514	(1)%

Net income	$43,480	$48,822	$43,218	$49,541	$48,524	(11)%	(10)%	$185,061	$184,843	*

Capital Markets
Net interest income	$4,299	$3,807	$4,094	$3,965	$4,348	13%	(1)%	$16,165	$20,735	(22)%
Noninterest income	59,509	64,115	68,199	76,612	72,432	(7)%	(18)%	268,435	334,992	(20)%

Total revenues	63,808	67,922	72,293	80,577	76,780	(6)%	(17)%	284,600	355,727	(20)%
Noninterest expense	53,213	58,034	59,926	61,666	57,541	(8)%	(8)%	232,839	263,385	(12)%

Income before income taxes	10,595	9,888	12,367	18,911	19,239	7%	(45)%	51,761	92,342	(44)%
Provision for income taxes	3,949	3,723	4,610	7,169	7,221	6%	(45)%	19,451	34,890	(44)%

Net income	$6,646	$6,165	$7,757	$11,742	$12,018	8%	(45)%	$32,310	$57,452	(44)%

Corporate
Net interest income/(expense)	$(10,411)	$(11,653)	$(11,180)	$(10,058)	$(10,128)	11%	(3)%	$(43,302)	$(31,556)	(37)%
Noninterest income	7,830	6,558	3,811	7,855	5,992	19%	31%	26,054	26,949	(3)%

Total revenues	(2,581)	(5,095)	(7,369)	(2,203)	(4,136)	49%	38%	(17,248)	(4,607)	NM
Provision/(provision credit) for loan losses	—	—	—	—	4	NM	NM	—	20	NM
Noninterest expense (a)	18,721	21,685	17,095	17,570	36,109	(14)%	(48)%	75,071	99,167	(24)%

Loss before income taxes	(21,302)	(26,780)	(24,464)	(19,773)	(40,249)	20%	47%	(92,319)	(103,794)	11%
Benefit for income taxes	(20,572)	(16,571)	(15,679)	(12,065)	(38,389)	(24)%	46%	(64,887)	(79,131)	18%

Net loss	$(730)	$(10,209)	$(8,785)	$(7,708)	$(1,860)	93%	61%	$(27,432)	$(24,663)	(11)%

Non-Strategic
Net interest income	$16,817	$17,137	$18,883	$20,350	$21,451	(2)%	(22)%	$73,187	$93,993	(22)%
Noninterest income	4,897	15,919	8,737	12,816	3,922	(69)%	25%	42,369	55,933	(24)%

Total revenues	21,714	33,056	27,620	33,166	25,373	(34)%	(14)%	115,556	149,926	(23)%
Provision for loan losses	12,415	4,841	1,799	17,485	16,227	NM	(23)%	36,540	78,898	(54)%
Noninterest expense	49,079	221,986	20,872	30,367	33,680	(78)%	46%	322,304	451,638	(29)%

Income/(loss) before income taxes	(39,780)	(193,771)	4,949	(14,686)	(24,534)	79%	(62)%	(243,288)	(380,610)	36%
Provision/(benefit) for income taxes	(44,020)	(45,844)	1,904	(5,650)	(9,446)	4%	NM	(93,610)	(146,535)	36%

Income/(loss) from continuing operations	4,240	(147,927)	3,045	(9,036)	(15,088)	NM	NM	(149,678)	(234,075)	36%
Income/(loss) from discontinued operations, net of tax	(6)	123	1	430	(12)	NM	50%	548	148	NM

Net income/(loss)	$4,234	$(147,804)	$3,046	$(8,606)	$(15,100)	NM	NM %	$(149,130)	$(233,927)	36%

Total Consolidated
Net interest income	$157,135	$158,838	$160,019	$161,382	$170,598	(1)%	(8)%	$637,374	$688,667	(7)%
Noninterest income	135,043	150,475	142,632	156,427	146,443	(10)%	(8)%	584,577	671,329	(13)%

Total revenues	292,178	309,313	302,651	317,809	317,041	(6)%	(8)%	1,221,951	1,359,996	(10)%
Provision for loan losses	15,000	10,000	15,000	15,000	15,000	50%	*	55,000	78,000	(29)%
Noninterest expense	260,097	433,556	227,408	240,540	271,361	(40)%	(4)%	1,161,601	1,383,701	(16)%

Income/(loss) before income taxes	17,081	(134,243)	60,243	62,269	30,680	NM	(44)%	5,350	(101,705)	NM
Provision/(benefit) for income taxes	(36,555)	(31,094)	15,008	17,730	(12,914)	(18)%	NM	(34,911)	(85,262)	59%

Income/(loss) from continuing operations	53,636	(103,149)	45,235	44,539	43,594	NM	23%	40,261	(16,443)	NM
Income/(loss) from discontinued operations, net of tax	(6)	123	1	430	(12)	NM	50%	548	148	NM

Net income/(loss)	$53,630	$(103,026)	$45,236	$44,969	$43,582	NM	23%	$40,809	$(16,295)	NM

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	4Q12 includes $18.3 million related to Restructuring, Repositioning, and Efficiency initiatives, primarily severance related costs associated with an employee separation program.

FHN REGIONAL BANKING

Quarterly, Unaudited

						4Q13 Changes vs.
	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
Income Statement (thousands)
Net interest income	$146,430	$149,547	$148,222	$147,125	$154,927	(2)%	(5)%
Provision/(provision credit) for loan losses	2,585	5,159	13,201	(2,485)	(1,231)	(50)%	NM
Noninterest income:
NSF / Overdraft fees (a)	11,411	11,660	10,250	10,031	13,586	(2)%	(16)%
Cash management fees	9,063	8,760	9,133	9,330	9,092	3%	*
Debit card income	2,739	2,782	2,695	2,534	2,437	(2)%	12%
Other	5,112	5,126	5,183	4,909	4,912	*	4%

Total deposit transactions and cash management	28,325	28,328	27,261	26,804	30,027	*	(6)%
Brokerage, management fees and commissions	11,505	10,868	10,540	9,348	8,979	6%	28%
Trust services and investment management	6,612	6,665	6,966	6,343	5,995	(1)%	10%
Bankcard income	4,815	5,089	5,054	4,691	5,578	(5)%	(14)%
Other service charges	2,873	3,451	3,255	2,873	2,951	(17)%	(3)%
Miscellaneous revenue	8,677	9,482	8,809	9,085	10,567	(8)%	(18)%

Total noninterest income	62,807	63,883	61,885	59,144	64,097	(2)%	(2)%

Noninterest expense:
Employee compensation, incentives, and benefits	50,921	51,656	50,438	50,386	50,792	(1)%	*
Other (b)	88,163	80,195	79,077	80,551	93,239	10%	(5)%

Total noninterest expense	139,084	131,851	129,515	130,937	144,031	5%	(3)%

Income before income taxes	$67,568	$76,420	$67,391	$77,817	$76,224	(12)%	(11)%

Efficiency ratio (c)	66.47%	61.78%	61.64%	63.48%	65.76%

Balance Sheet (millions)
Average loans	$11,972	$12,184	$12,225	$12,237	$12,397	(2)%	(3)%
Average other earning assets	43	54	53	53	58	(20)%	(26)%
Total average earning assets	12,015	12,238	12,278	12,290	12,455	(2)%	(4)%
Average core deposits	14,466	14,484	14,624	14,560	14,445	*	*
Average other deposits	581	595	542	517	515	(2)%	13%
Total average deposits	15,047	15,079	15,166	15,077	14,960	*	1%
Total period-end deposits	15,480	14,862	15,562	15,225	15,142	4%	2%
Total period-end assets	13,019	12,908	13,495	12,844	13,754	1%	(5)%

Net interest margin (d)	4.90%	4.91%	4.90%	4.90%	5.00%
Net interest spread	3.50	3.49	3.46	3.46	3.53
Loan yield	3.71	3.74	3.72	3.75	3.83
Deposit average yield	0.21	0.25	0.26	0.29	0.30

Key Statistics
Financial center locations	172	182	183	171	171	(5)%	1%

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	1Q13 decline primarily attributable to seasonality in NSF fees.
(b)	1Q13 decrease largely attributable to a decline in allocated Pension expense resulting from the freeze of the pension plans on December 31, 2012.
(c)	Noninterest expense divided by total revenue.
(d)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 26 of this supplement.

FHN CAPITAL MARKETS

Quarterly, Unaudited

						4Q13 Changes vs.
	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
Income Statement (thousands)
Net interest income	$4,299	$3,807	$4,094	$3,965	$4,348	13%	(1)%
Noninterest income:
Fixed income	50,937	54,428	58,535	67,953	65,560	(6)%	(22)%
Other	8,572	9,687	9,664	8,659	6,872	(12)%	25%

Total noninterest income	59,509	64,115	68,199	76,612	72,432	(7)%	(18)%
Noninterest expense	53,213	58,034	59,926	61,666	57,541	(8)%	(8)%

Income before income taxes	$10,595	$9,888	$12,367	$18,911	$19,239	7%	(45)%

Efficiency ratio (a)	83.40%	85.44%	82.89%	76.53%	74.94%
Fixed income average daily revenue	$822	$850	$915	$1,133	$1,093	(3)%	(25)%

Balance Sheet (millions)
Average trading inventory	$1,160	$1,156	$1,310	$1,309	$1,250	*	(7)%
Average other earning assets	588	604	714	770	618	(3)%	(5)%
Total average earning assets	1,748	1,760	2,024	2,079	1,868	(1)%	(6)%
Total period-end assets (b)	1,511	2,275	2,299	2,593	2,280	(34)%	(34)%

Net interest margin (c)	1.02%	0.89%	0.84%	0.78%	0.97%

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Noninterest expense divided by total revenue.
(b)	Balances reflect the net presentation of certain capital markets receivables and payables. Prior periods have been revised for comparability.
(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 26 of this supplement.

FHN CORPORATE

Quarterly, Unaudited

						4Q13 Changes vs.
	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
Income Statement (thousands)
Net interest income/ (expense)	$(10,411)	$(11,653)	$(11,180)	$(10,058)	$(10,128)	11%	(3)%
Noninterest income excluding securities gains/ (losses)	5,648	6,690	4,174	7,825	5,992	(16)%	(6)%
Securities gains/ (losses), net	2,182	(132)	(363)	30	—	NM	NM
Provision/(provision credit) for loan losses	—	—	—	—	4	NM	NM
Noninterest expense (a)	18,721	21,685	17,095	17,570	36,109	(14)%	(48)%

Loss before income taxes	$(21,302)	$(26,780)	$(24,464)	$(19,773)	$(40,249)	20%	47%

Average Balance Sheet (millions)
Average loans	$182	$196	$217	$226	$189	(7)%	(4)%
Total earning assets	$4,026	$3,900	$3,802	$3,959	$3,751	3%	7%
Net interest margin (b)	(1.00)%	(1.16)%	(1.19)%	(1.07)%	(1.06)%

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	4Q12 includes $18.3 million related to Restructuring, Repositioning, and Efficiency initiatives, primarily severance related cost associated with an employee separation program.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP Reconciliation on page 26 of this supplement.

FHN NON-STRATEGIC

Quarterly, Unaudited

						4Q13 Changes vs.
	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
Income Statement (thousands)
Net interest income	$16,817	$17,137	$18,883	$20,350	$21,451	(2)%	(22)%
Noninterest income excluding securities gains/ (losses) (a)	4,897	15,919	8,733	12,822	8,622	(69)%	(43)%
Securities gains/(losses), net (b)	—	—	4	(6)	(4,700)	NM	NM
Noninterest expense:
Repurchase and foreclosure provision	—	200,000	—	—	—	NM	NM
Other expenses	49,079	21,986	20,872	30,367	33,680	NM	46%

Total noninterest expense	49,079	221,986	20,872	30,367	33,680	(78)%	46%
Provision for loan losses	12,415	4,841	1,799	17,485	16,227	NM	(23)%

Income/(loss) before income taxes	$(39,780)	$(193,771)	$4,949	$(14,686)	$(24,534)	79%	(62)%

Average Balance Sheet (millions)
Loans	$3,119	$3,272	$3,451	$3,634	$3,817	(5)%	(18)%
Loans held-for-sale	343	349	360	354	344	(2)%	*
Trading securities	13	16	16	17	19	(19)%	(32)%
Other assets	343	350	340	370	384	(2)%	(11)%
Total assets	3,818	3,987	4,167	4,375	4,564	(4)%	(16)%
Net interest margin (c)	1.93%	1.88%	1.97%	2.04%	2.04%
Efficiency ratio (d)	NM	NM	75.58%	91.54%	111.99%

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale)	$336	$346	$358	$362	$353	(3)%	(5)%

Ending servicing portfolio (millions) (e) (f)	$9,943	$15,033	$16,025	$17,055	$18,071	(34)%	(45)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q13 increase reflects the effect of the terms of the agreement to sell servicing, somewhat offset by a $2.2 million negative adjustment made as a result of estimated costs for obligations associated with the agreement to sell servicing; 2Q13 and 1Q13 include a gain of $1.0 million and $2.4 million, respectively, from a LOCOM reversal associated with a TRUP loan payoff.
(b)	4Q12 includes a $4.7 million negative valuation adjustment related to an equity investment.
(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 26 of this supplement.
(d)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(e)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse.
(f)	In 3Q13 FHN signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing began in fourth quarter.

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						4Q13 Changes vs.
(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12	3Q13	4Q12
Tier 1 capital (a) (b)	$2,611,342	$2,555,141	$2,712,399	$2,738,558	$2,640,776	2%	(1)%
Tier 2 capital (a)	445,799	449,578	464,244	511,340	571,232	(1)%	(22)%

Total capital (a) (b)	$3,057,141	$3,004,719	$3,176,643	$3,249,898	$3,212,008	2%	(5)%

Risk weighted assets (“RWA”) (a)	$18,971,300	$19,275,526	$20,460,353	$20,231,850	$20,153,430	(2)%	(6)%
Tier 1 ratio (a)	13.76%	13.26%	13.26%	13.54%	13.10%
Tier 2 ratio (a)	2.35%	2.33%	2.27%	2.52%	2.84%

Total capital ratio (a)	16.11%	15.59%	15.53%	16.06%	15.94%

Tier 1 common ratio to risk weighted assets (a) (c)	10.65%	10.19%	10.37%	10.62%	10.65%
Leverage ratio (a)	11.01	10.60	11.07	10.97	10.63
Total equity to total assets	10.51	10.20	10.25	10.48	9.90
Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (a) (c) (d)	10.31	9.69	9.69	9.91	9.93
Tangible common equity/tangible assets
(“TCE/TA”) (c) (e)	8.23	7.93	8.07	8.33	8.17

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 26 of this financial supplement.
(d)	See Glossary of Terms for definition of ratio.
(e)	Calculated using period-end balances.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q13 Changes vs.
(Thousands)	4Q13		3Q13		2Q13		1Q13		4Q12		3Q13	4Q12
Allowance for Loan Losses Walk-Forward
Beginning reserve	$255,710		$261,934		$265,218		$276,963		$281,744		(2)%	(9)%
Provision	15,000		10,000		15,000		15,000		15,000		50%	*
Charge-offs	(29,000)		(26,046)		(30,272)		(36,100)		(31,177)		(11)%	7%
Recoveries	12,099		9,822		11,988		9,355		11,396		23%	6%

Ending balance (Restricted - $4.4 million) (a)	$253,809		$255,710		$261,934		$265,218		$276,963		(1)%	(8)%

Reserve for unfunded commitments	3,017		2,956		2,976		3,439		4,145		2%	(27)%
Total allowance for loan losses plus reserve for unfunded commitments	$256,826		$258,666		$264,910		$268,657		$281,108		(1)%	(9)%

Allowance for Loan Losses
Regional Banking	$121,027		$125,440		$124,627		$120,161		$128,210		(4)%	(6)%
Non-Strategic	132,782		130,270		137,307		145,057		148,753		2%	(11)%
Corporate (b)	NM		NM		NM		NM		NM		NM	NM

Total allowance for loan losses	$253,809		$255,710		$261,934		$265,218		$276,963		(1)%	(8)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$87,324		$118,507		$135,902		$124,824		$131,834		(26)%	(34)%
Foreclosed real estate (c) (d)	28,806		33,594		34,561		13,142		13,726		(14)%	NM

Total Regional Banking	$116,130		$152,101		$170,463		$137,966		$145,560		(24)%	(20)%

Non-Strategic
Nonperforming loans	$163,104		$164,534		$173,705		$129,240		$133,286		(1)%	22%
Nonperforming loans held-for-sale before fair value adjustments (e)	134,209		143,972		140,790		129,730		110,567		(7)%	21%
Foreclosed real estate (c)	16,947		16,437		16,781		19,513		28,041		3%	(40)%

Total Non-Strategic	$314,260		$324,943		$331,276		$278,483		$271,894		(3)%	16%

Corporate
Nonperforming loans	$4,598		$5,001		$4,526		$1,936		$1,915		(8)%	NM

Total nonperforming assets (f)	$434,988		$482,045		$506,265		$418,385		$419,369		(10)%	4%

Net Charge-Offs
Regional Banking	$6,997		$4,347		$8,735		$5,564		$12,623		61%	(45)%
Non-Strategic	9,904		11,877		9,549		21,181		7,158		(17)%	38%

Total net charge-offs	$16,901		$16,224		$18,284		$26,745		$19,781		4%	(15)%

Consolidated Key Ratios (g)
NPL % (f)	1.66%		1.87%		1.94%		1.61%		1.60%
NPA % (d) (f)	1.95		2.19		2.25		1.81		1.84
Net charge-offs %	0.44		0.41		0.46		0.67		0.48
Allowance / loans	1.65		1.66		1.62		1.67		1.66
Allowance / NPL	1.00	x	0.89	x	0.83	x	1.04	x	1.04	x
Allowance / NPA	0.84	x	0.76	x	0.72	x	0.92	x	0.90	x
Allowance / charge-offs	3.79	x	3.97	x	3.57	x	2.45	x	3.52	x

Other
Loans past due 90 days or more (h)	76,870		$80,923		$73,027		$87,177		$86,017		(5)%	(11)%
Guaranteed portion (h)	39,830		41,945		38,123		40,117		36,633		(5)%	9%
Foreclosed real estate from government insured loans	25,809		21,596		18,560		22,017		18,923		20%	36%
Period-end loans, net of unearned income (millions)	15,389		15,409		16,198		15,890		16,709		*	(8)%
Remaining unfunded commitments (millions)	8,837		9,048		8,425		8,487		7,993		(2)%	11%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of December 31, 2013.
(b)	The valuation adjustment taken upon exercise of clean-up calls includes expected losses.
(c)	Excludes foreclosed real estate from government-insured mortgages.
(d)	2013 increase primarily relates to acquired foreclosed real estate from the MNB acquisition.
(e)	The average negative fair value mark was approximately 53% of unpaid principal balance as of 4Q13.
(f)	2013 increase primarily relates to second liens placed on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens.
(g)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(h)	Includes loans held-for-sale.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q13 Changes vs.
	4Q13		3Q13		2Q13		1Q13		4Q12		3Q13	4Q12
Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,924		$7,747		$8,368		$8,091		$8,797		2%	(10)%

30+ Delinq. % (a)	0.11%		0.11%		0.13%		0.17%		0.22%
NPL %	1.01		1.33		1.45		1.40		1.39
Charge-offs % (qtr. annualized)	0.21		0.08		0.14		0.10		0.24

Allowance / loans %	1.09%		1.18%		1.12%		1.06%		1.09%
Allowance / charge-offs	5.33	x	14.16	x	8.34	x	10.94	x	4.84	x

Commercial Real Estate
Period-end loans ($ millions) (b)	$1,133		$1,174		$1,219		$1,117		$1,168		(3)%	(3)%

30+ Delinq. % (a)	0.77%		0.60%		0.54%		0.42%		0.39%
NPL %	1.60		2.13		2.74		3.46		3.90
Charge-offs % (qtr. annualized)	NM		NM		NM		0.26		0.07

Allowance / loans % (c)	0.94%		0.94%		1.14%		1.36%		1.71%
Allowance / charge-offs	NM		NM		NM		5.08	x	23.76	x

Consumer Real Estate
Period-end loans ($ millions)	$5,333		$5,458		$5,549		$5,590		$5,689		(2)%	(6)%

30+ Delinq. % (a)	1.13%		1.05%		1.10%		1.21%		1.36%
NPL % (d)	2.20		2.23		2.15		1.21		1.13
Charge-offs % (qtr. annualized)	0.62		0.87		0.96		1.33		0.68

Allowance / loans %	2.38%		2.21%		2.18%		2.35%		2.27%
Allowance / charge-offs	3.79	x	2.54	x	2.26	x	1.75	x	3.31	x

Permanent Mortgage
Period-end loans ($ millions) (e)	$662		$698		$746		$793		$766		(5)%	(14)%

30+ Delinq. % (a)	2.92%		2.48%		2.51%		2.16%		2.28%
NPL %	5.76		5.30		5.14		4.37		4.27
Charge-offs % (qtr. annualized)	1.46		0.29		0.62		1.64		0.95

Allowance / loans %	3.40%		3.66%		3.63%		3.21%		3.26%
Allowance / charge-offs	2.27	x	12.26	x	5.64	x	1.93	x	3.32	x

Credit Card and Other
Period-end loans ($ millions)	$337		$332		$316		$299		$289		2%	17%

30+ Delinq. % (a)	1.35%		1.11%		1.00%		1.25%		1.45%
NPL %	0.42		0.42		0.54		0.57		0.59
Charge-offs % (qtr. annualized)	3.05		2.61		2.22		3.25		4.00

Allowance / loans %	2.22%		2.09%		2.07%		2.38%		2.39%
Allowance / charge-offs	0.73	x	0.82	x	0.97	x	0.75	x	0.60	x

NM - Not meaningful

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	2Q13 increase is related to MNB acquisition.
(c)	2Q13 decline is related to MNB loans that were acquired at fair value and that do not carry an allowance.
(d)	NPL levels affected by the impact of placing second liens on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens beginning in 2Q13.
(e)	1Q13 increase relates to exercise of cleanup calls.

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											4Q13 Changes vs.
	4Q13		3Q13		2Q13		1Q13		4Q12		3Q13	4Q12
Total Regional Banking
Period-end loans ($ millions)	$12,167		$12,039		$12,634		$12,127		$12,819		1%	(5)%

30+ Delinq. % (a)	0.36%		0.35%		0.31%		0.36%		0.38%
NPL %	0.72		0.98		1.08		1.03		1.03
Charge-offs % (qtr. annualized)	0.23		0.14		0.29		0.18		0.41

Allowance / loans %	0.99%		1.04%		0.99%		0.99%		1.00%
Allowance / charge-offs	4.36	x	7.27	x	3.56	x	5.32	x	2.55	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,431		$7,254		$7,865		$7,580		$8,262		2%	(10)%

30+ Delinq. % (a)	0.12%		0.12%		0.13%		0.17%		0.23%
NPL %	0.59		0.92		0.96		0.89		0.85
Charge-offs % (qtr. annualized)	0.24		0.07		0.27		0.10		0.26

Allowance / loans %	0.97%		1.06%		0.99%		0.92%		0.95%
Allowance / charge-offs	4.24	x	15.09	x	3.81	x	8.71	x	3.87	x

Commercial Real Estate
Period-end loans ($ millions) (b)	$1,124		$1,164		$1,202		$1,098		$1,148		(3)%	(2)%

30+ Delinq. % (a)	0.77%		0.61%		0.55%		0.43%		0.40%
NPL %	1.35		1.87		2.38		3.01		3.46
Charge-offs % (qtr. annualized)	NM		NM		NM		0.34		0.35

Allowance / loans % (c)	0.88%		0.88%		1.03%		1.25%		1.60%
Allowance / charge-offs	NM		NM		NM		3.59	x	4.29	x

Consumer Real Estate
Period-end loans ($ millions)	$3,278		$3,291		$3,253		$3,152		$3,121		*	5%

30+ Delinq. % (a)	0.65%		0.66%		0.58%		0.68%		0.65%
NPL % (d)	0.85		0.90		0.97		0.74		0.67
Charge-offs % (qtr. annualized)	0.12		0.14		0.31		0.07		0.51

Allowance / loans %	0.96%		0.95%		0.87%		0.96%		0.81%
Allowance / charge-offs	7.72	x	6.84	x	2.85	x	13.36	x	1.59	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$334		$330		$314		$297		$288		1%	16%

30+ Delinq. % (a)	1.55%		1.29%		1.14%		1.40%		1.45%
NPL %	0.16		0.20		0.20		0.34		0.35
Charge-offs % (qtr. annualized)	2.92		2.52		2.03		2.94		3.42

Allowance / loans %	2.21%		2.04%		2.02%		2.26%		2.21%
Allowance / charge-offs	0.76	x	0.83	x	1.03	x	0.79	x	0.65	x

ASSET QUALITY: CORPORATE
Permanent Mortgage
Period-end loans ($ millions) (e)	$175		$185		$205		$229		$180		(5)%	(3)%

30+ Delinq. % (a)	2.34%		2.05%		1.83%		2.55%		1.83%
NPL %	2.63		2.70		2.21		0.84		1.06
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM

Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

*	Amount is less than one percent.
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	2Q13 increase is related to MNB acquisition.
(c)	2Q13 decline is related to MNB loans that were acquired at fair value and that do not carry an allowance.
(d)	NPL levels affected by the impact of placing second liens on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens beginning in 2Q13.
(e)	1Q13 increase relates to exercise of cleanup calls.

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

											4Q13 Changes vs.
	4Q13		3Q13		2Q13		1Q13		4Q12		3Q13	4Q12
Total Non-Strategic
Period-end loans ($ millions)	$3,047		$3,185		$3,359		$3,534		$3,710		(4)%	(18)%

30+ Delinq.% (a)	1.76%		1.53%		1.70%		1.62%		1.92%
NPL% (b)	5.35		5.17		5.17		3.66		3.59
Charge-offs% (qtr. annualized)	1.26		1.44		1.11		2.36		0.75

Allowance / loans%	4.36%		4.09%		4.09%		4.10%		4.01%
Allowance / charge-offs	3.38	x	2.76	x	3.58	x	1.69	x	5.22	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$492		$493		$503		$512		$535		*	(8)%

30+ Delinq.% (a)	0.06%		0.04%		0.04%		0.08%		—%
NPL%	7.33		7.36		9.13		8.95		9.82
Charge-offs% (qtr. annualized)	NM		0.27		NM		NM		NM

Allowance / loans%	2.87%		2.89%		3.14%		3.24%		3.37%
Allowance / charge-offs	NM		10.61	x	NM		NM		NM

Commercial Real Estate
Period-end loans ($ millions)	$9		$10		$16		$19		$20		(10)%	(55)%

30+ Delinq.% (a)	—%		—%		—%		—%		—%
NPL%	32.30		32.16		29.38		29.86		29.00
Charge-offs% (qtr. annualized)	3.72		1.74		NM		NM		NM

Allowance / loans%	7.98%		7.55%		9.56%		7.58%		8.03%
Allowance / charge-offs	2.00	x	2.93	x	NM		NM		NM

Consumer Real Estate
Period-end loans ($ millions)	$2,055		$2,167		$2,297		$2,438		$2,568		(5)%	(20)%

30+ Delinq.% (a)	1.89%		1.64%		1.84%		1.89%		2.23%
NPL% (b)	4.36		4.26		3.84		1.83		1.69
Charge-offs% (qtr. annualized)	1.39		1.93		1.84		2.90		0.86

Allowance / loans%	4.64%		4.13%		4.03%		4.15%		4.04%
Allowance / charge-offs	3.25	x	2.08	x	2.12	x	1.39	x	4.51	x

Permanent Mortgage
Period-end loans ($ millions)	$475		$499		$527		$548		$569		(5)%	(17)%

30+ Delinq.% (a)	3.00%		2.55%		2.70%		1.91%		2.40%
NPL%	6.96		6.28		6.31		5.78		5.23
Charge-offs% (qtr. annualized)	2.04		0.41		0.89		2.35		1.29

Allowance / loans%	4.68%		5.07%		5.10%		4.62%		4.36%
Allowance / charge-offs	2.25	x	12.14	x	5.58	x	1.93	x	3.30	x

Other Consumer
Period-end loans ($ millions)	$16		$16		$16		$17		$18		*	(11)%

30+ Delinq.% (a)	2.33%		1.63%		1.99%		2.26%		2.82%
NPL%	8.66		8.53		10.02		9.61		9.23
Charge-offs% (qtr. annualized)	3.35		2.12		3.72		5.44		9.49

Allowance / loans%	2.25%		3.06%		2.85%		2.78%		3.64%
Allowance / charge-offs	0.66	x	1.41	x	0.75	x	0.50	x	0.38	x

NM - Not meaningful

*	Amount is less than one percent.
(a)	30+ Delinquency% includes all accounts delinquent more than one month and still accruing interest.
(b)	NPL levels affected by the impact of placing second liens on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens beginning in 2Q13.

FHN ROLLFORWARDS OF NONPERFORMING LOANS AND ORE INVENTORY

Unaudited

(Millions)	4Q13	3Q13	2Q13	1Q13	4Q12
Commercial NPL Rollforward
Beginning NPLs	$128	$155	$152	$168	$214
+ Additions	2	—	14	9	10
- Resolutions and payments	(25)	(25)	(9)	(22)	(29)
- Net charge-offs	(3)	(2)	(2)	(2)	(5)
- Transfer to ORE	—	—	—	(1)	—
- Upgrade to accrual	(4)	—	—	—	(22)

Ending NPLs	$98	$128	$155	$152	$168

(Millions)	4Q13	3Q13	2Q13	1Q13	4Q12
ORE Inventory Rollforward (a)
Beginning balance	$50.0	$51.3	$32.7	$41.8	$50.6
Valuation adjustments	(1.7)	(0.3)	(1.9)	(1.0)	(1.5)

Adjusted balance	48.3	51.0	30.8	40.8	49.1
+ New ORE	8.9	5.6	6.0	2.8	7.5
+ Acquired ORE	—	—	22.3	—	—
+ Capitalized expenses	—	—	—	—	0.1
Disposals:
- Single transactions	(9.2)	(6.6)	(7.8)	(10.9)	(13.6)
- Bulk sales	(2.2)	—	—	—	(1.3)

Ending balance	$45.8	$50.0	$51.3	$32.7	$41.8

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	ORE excludes foreclosed assets related to government insured mortgages.

24

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $7.9 Billion (51.5% of Total Loans) as of December 31, 2013

% OS
General Corporate, Commercial, and Business Banking Loans	84%
Loans to Mortgage Companies	10%
Trust Preferred Loans	5%
Bank Holding Company Loans	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.3 Billion (34.7% of Total Loans)

Origination LTV and FICO for Portfolio as of December 31, 2013	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	8%
FICO score 720-739	2%	4%	4%	2%
FICO score 700-719	1%	4%	4%	2%
FICO score 660-699	2%	4%	4%	3%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Regional Banking as of December 31, 2013	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	13%	24%	18%	10%
FICO score 720-739	1%	4%	3%	2%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	4%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	-%	1%	1%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of December 31, 2013	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	22%	15%	5%
FICO score 720-739	2%	6%	5%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	3%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	-%	-%	1%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO		% TN	% 1st lien
pre-2003	$0.1	144	78%	705		43%	32%
2003	$0.2	126	76%	722		31%	38%
2004	$0.5	113	80%	724		21%	27%
2005	$0.7	101	81%	729		17%	16%
2006	$0.6	90	78%	732		21%	17%
2007	$0.7	78	80%	737		25%	18%
2008	$0.3	67	76%	745		71%	50%
2009	$0.2	55	72%	748		86%	57%
2010	$0.2	41	81%	750		92%	73%
2011	$0.4	29	77%	760		88%	86%
2012	$0.8	18	76%	763		89%	91%
2013	$0.6	7	77%	758		85%	85%
Total	$5.3	63	78%	743	(a)	54%	50%

(a)	743 average portfolio origination FICO; 736 weighted average portfolio FICO (refreshed).

Permanent Mortgage Portfolio: $.7 Billion (4.3% of Total Loans) (a) (b)

	Loan-to-Value
	<= 60%	>60% - <=80%	>80% - 90%	>90%
Origination LTV for Portfolio as of December 31, 2013:	19%	71%	5%	5%

(a)	Documentation type: 71% full doc; 24% stated; 5% other.
(b)	Product type: 71% jumbo; 12% Alt A; 17% other.

25

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Thousands)	4Q13	3Q13	2Q13	1Q13	4Q12
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,500,493	$2,433,293	$2,546,408	$2,599,727	$2,509,206
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,257	295,165
Less: Preferred stock	95,624	95,624	95,624	95,624	—

(B) Total common equity	$2,109,438	$2,042,238	$2,155,353	$2,208,846	$2,214,041
Less: Intangible assets (GAAP) (b)	163,931	162,695	163,623	156,014	156,942

(C) Tangible common equity (Non-GAAP)	$1,945,507	$1,879,543	$1,991,730	$2,052,832	$2,057,099
Less: Unrealized gains/(losses) on AFS securities, net of tax	(11,241)	11,153	9,439	48,591	55,250

(D) Adjusted tangible common equity (Non-GAAP) (c)	$1,956,748	$1,868,390	$1,982,291	$2,004,241	$2,001,849

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$23,792,576	$23,858,753	$24,852,800	$24,803,048	$25,334,019
Less: Intangible assets (GAAP) (b)	163,931	162,695	163,623	156,014	156,942

(F) Tangible assets (Non-GAAP)	$23,628,645	$23,696,058	$24,689,177	$24,647,034	$25,177,077

Period-end Shares Outstanding
(G) Period-end shares outstanding	236,370	236,328	240,555	241,225	243,598

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,611,342	$2,555,141	$2,712,399	$2,738,558	$2,640,776
Less: Noncontrolling interest—FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Preferred Stock	95,624	95,624	95,624	95,624	—
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000

(I) Tier 1 common (Non-GAAP)	$2,020,902	$1,964,701	$2,121,959	$2,148,118	$2,145,960

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$18,971,300	$19,275,526	$20,460,353	$20,231,850	$20,153,430

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.23%	7.93%	8.07%	8.33%	8.17%
(A)/(E) Total equity to total assets (GAAP)	10.51%	10.20%	10.25%	10.48%	9.90%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.23	$7.95	$8.28	$8.51	$8.44
(B)/(G) Book value per common share (GAAP)	$8.92	$8.64	$8.96	$9.16	$9.09
(I)/(J) Tier 1 common to risk weighted assets (Non-GAAP) (d)	10.65%	10.19%	10.37%	10.62%	10.65%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	10.98%	10.71%	10.91%	11.04%	10.42%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (c) (d)	10.31%	9.69%	9.69%	9.91%	9.93%

Net interest income adjusted for impact of fully taxable equivalent (“FTE”) (Non-GAAP)
Regional Banking
Net interest income (GAAP)	$146,430	$149,547	$148,222	$147,125	$154,927
FTE adjustment	1,909	1,806	1,756	1,670	1,645

Net interest income adjusted for impact of FTE (Non-GAAP)	$148,339	$151,353	$149,978	$148,795	$156,572

Capital Markets
Net interest income (GAAP)	$4,299	$3,807	$4,094	$3,965	$4,348
FTE adjustment	128	81	149	109	186

Net interest income adjusted for impact of FTE (Non-GAAP)	$4,427	$3,888	$4,243	$4,074	$4,534

Corporate
Net interest income (GAAP)	$(10,411)	$(11,653)	$(11,180)	$(10,058)	$(10,128)
FTE adjustment	7	7	8	8	11

Net interest income adjusted for impact of FTE (Non-GAAP)	$(10,404)	$(11,646)	$(11,172)	$(10,050)	$(10,117)

Non-Strategic
Net interest income (GAAP)	$16,817	$17,137	$18,883	$20,350	$21,451
FTE adjustment	—	—	—	—	—

Net interest income adjusted for impact of FTE (Non-GAAP)	$16,817	$17,137	$18,883	$20,350	$21,451

Total Consolidated
Net interest income (GAAP)	$157,135	$158,838	$160,019	$161,382	$170,598
FTE adjustment	2,044	1,894	1,913	1,787	1,842

Net interest income adjusted for impact of FTE (Non-GAAP)	$159,179	$160,732	$161,932	$163,169	$172,440

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in Term borrowings on the Consolidated Balance Sheet.

26

FHN GLOSSARY OF TERMS

Adjusted Tangible Common Equity to Risk Weighted Assets: Common equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Businesses: Management treats regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Discharged Bankruptcies: Residential real estate secured loans where the borrower has been discharged from personal liability through bankruptcy proceedings. Such loans that have not been reaffirmed by the borrower are charged down to estimated collateral value less disposition costs (net realizable value) and are reported as nonaccruing TDRs.

Lower of Cost or Market (“LOCOM”): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Restricted Real Estate Loans: Restricted loans that are assets of a consolidated variable interest entity that can be used only to settle obligations of the consolidated variable interest entity.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

27

Exhibit 99.1B

First Horizon National Corporation

Fourth Quarter 2013 Earnings

January 17, 2014

Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.

This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”, “should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

2

Building Franchise Value

“Blue Chip” Priorities

Being easy to do business with

Providing differentiated customer service

Using the bonefish to drive profitability

3

2013 Accomplishments

Building Franchise Value

Optimize Business Mix for Profitability & Returns

Core Businesses’ ROTCE at 10.7% and ROA at 0.93%1

Regional Banking pre-tax pre-provision net revenue at $308mm, up 6%2

Regional Banking average loans up 2%

Non-Strategic average loans down 18%

Non-Strategic comprises 21% of total average loans, down from 25% in 2012

FTN Financial continues to produce solid returns with an ROA of 1.4% and ROE of 20.4%

Net charge-offs declined 58%

Improve Productivity

& Efficiency

Achieved annualized 4Q13 target of less than $925mm of total expenses3

Regional Banking efficiency ratio improved 297bps to 63%

Regional Banking revenue per FTE up 1%

Deploy Capital In Disciplined Manner4

Tier 1 ratio at 13.8%

Tier 1 Common at 10.7%

Acquired Mountain National Bank (“MNB”) in 2Q13

Repurchased $263mm or 28 million total shares since October 2011

All data is full year 2013 compared to full year 2012 unless otherwise noted. All non-GAAP numbers are reconciled in the appendix.

1Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. Core ROTCE and ROA are annualized, non-GAAP, and an average of quarters 1Q13-4Q13.

2Pre-tax pre-provision net revenue is a non-GAAP number. 3Goal reached based on 4Q13 annualized expense excluding $30mm of litigation-related expense. This number is non-GAAP.

4Tier 1 and Tier 1 Common: current quarter is estimate; Tier 1 Common is a non-GAAP number.

4

Core Business Relative Positioning

Core Businesses Continue to Deliver Solid Results
Balance Sheet Positioned to Benefit from Rising Rates



Core Businesses[1]
TTM Returns
ROTCE[2]
10.7%
11.1%
ROA[2]
0.93%
1.07%
Key TTM Bonefish Metrics
NIM[2]
3.17%
3.48%
NCO %[2]
0.21%
0.41%
Fee Income %
49%
31%
Efficiency Ratio
76%
66%
FHN Favorable
FHN Unfavorable
Peers[3]

- Capital ratios remain above normalized Bonefish capital levels
- Significant latent income embedded in balance sheet
- A 200bps rise in rates would have improved NII by ~$60mm annually[4]
- Better than long-term Bonefish targets
- FTN Financial significant differentiator vs peers
- In line with long-term Bonefish targets
- Core efficiency ratio of 76%
- Core Businesses expenses down $93mm or 10% from 2012

FIRST HORIZON NATIONAL CORPORATION

All non-GAAP numbers are reconciled in the appendix. [1]Core Businesses include Regional Banking, Capital Markets, and Corporate. All core data is non-GAAP. Trailing 12 Months (TTM) is an average of quarters 1Q13-4Q13, which is non-GAAP. [2]ROTCE, ROA, NIM, and NCO/Average Loans are annualized. ROTCE is a non-GAAP number. [3]Asset weighted last four quarter average as of 3Q13. Peers defined in appendix. [4]All else equal, a 200bps rate shock results in ~$60mm increase in Core Businesses annual NII (see slide 10), as Non-Strategic is interest rate neutral. Core estimates are non-GAAP.

5

FINANCIAL RESULTS

6

4Q13 Consolidated Results

Consolidated Pre-Tax Income of $17mm
Core Businesses' Pre-Tax Income of $57mm[1]

Linked Quarter Comparison

- Net income available to common shareholders at $49mm with diluted EPS of $0.21
  - Revenue decreased $17mm or 6%
    - FTN Financial revenue down $4mm or 6% due to market conditions and seasonality
    - Mortgage banking noninterest income decline related to the servicing sale
    - NII relatively stable and NIM up 1bp
  - Noninterest expense at $260mm
    - Includes a $30mm net loss accrual related to pending legal matters and zero repurchase expense
- Total provision at $15mm
  - Net charge-offs of $17mm
    - Regional Banking NCOs of $7mm or 23bps[2]
- Total average loans down 2%
  - Regional Banking loans down 2%
    - Specialty lending:
      - Loans to mortgage companies at ~$700mm, down ~$300mm
      - Asset Based Lending up 4%
      - CRE up 5%
  - Non-Strategic loans down 5%
- Fourth quarter tax expense was favorably affected by the pattern of quarterly earnings in 2013 and $8.2 million in discrete items

	4Q13	3Q13	4Q12	4Q13 vs 3Q13	4Q13 vs 4Q12
Income Statement *($ in millions)*					
Net interest income	$157	$159	$171	(1)%	(8)%
Noninterest income	$135	$150	$146	(10)%	(8)%
Total revenue	$292	$309	$317	(6)%	(8)%
Noninterest expense	$260	$434	$271	(40)%	(4)%
PPNR[3]	$32	($124)	$46	NM	(30)%
Provision	$15	$10	$15	50%	0%
Pre-tax income	$17	($134)	$31	NM	(44)%
Taxes	($37)	($31)	($13)	(18)%	NM
Net income	$54	($103)	$44	NM	23%
Net income available to common shareholders	$49	($107)	$41	NM	21%
Common Stock Data					
Diluted shares *(in millions)*	237	237	246	*	(4)%
Diluted EPS	$0.21	-$0.45	$0.17	NM	24%
Balance Sheet *($ in billions)*					
Total average loans	$15.3	$15.7	$16.4	(2)%	(7)%
Total average deposits	$16.3	$16.6	$16.3	(2)%	(0)%
Efficiency					
Efficiency Ratio	90%	NM	84%		

FIRST HORIZON NATIONAL CORPORATION

Numbers and percentages may not add to total due to rounding. All data is 4Q13 compared to 3Q13 unless otherwise noted.
[1]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. Core Businesses' Pre-Tax Income is a non-GAAP number and a reconciliation is provided in the appendix.
*[2]Net charge-off % is annualized. NM – Not meaningful. *Amount is less than 1%.*
[3]PPNR: Pre-tax pre-provision net revenue is a non-GAAP number and is reconciled to pre-tax income in the table.

7

4Q13 Segment Highlights

Core Businesses' Net Income Up Linked Quarter

$ in millions	Net Income[1] 4Q13	3Q13	4Q12	4Q13 Per Share Impact[2]	Revenue[3] / Expense	LQ Change[4] $mm	%	Drivers and Impacts
Regional Banking	$43	$49	$49	$0.18	$209	-$4	-2%	Revenue decrease primarily driven by lower NII
					$139	$7	5%	4Q13 expense increase associated with branch closings and higher professional fees
Capital Markets	$7	$6	$12	$0.03	$64	-$4	-6%	Fixed income ADR of $822k in 4Q13 vs $850k in 3Q13
					$53	-$5	-8%	Decrease in expenses from lower variable compensation
Corporate[1]	$(5)	$(15)	$(5)	$(0.02)	$(3)	$3	49%	
					$19	-$3	-14%	
Core Businesses[1]	$45	$40	$56	$0.19	$270	-$6	-2%	
					$211	-$1	-0%	
Non-Strategic	$4	$(148)	$(15)	$0.02	$22	-$11	-34%	4Q13 noninterest income of $5mm vs $16mm in 3Q13. 3Q13 increase reflects terms of servicing sale agreement
					$49	-$173	-78%	4Q13 repurchase provision of $0mm vs $200mm in 3Q13. 4Q13 includes $30mm net loss accrual related to pending legal matters
Total[1]	**$49**	**$(107)**	**$41**	**$0.21**	$292	-$17	-6%	
					$260	-$173	-40%	

FIRST HORIZON NATIONAL CORPORATION

Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. [1]Corporate, Core Businesses, and Consolidated show net income available to common, which reflects $3mm of noncontrolling interest in each quarter and $1.6mm of preferred stock dividends in 4Q13 and 3Q13.
[2]Segment EPS impacts are non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 4Q13 net income column divided by the 237mm diluted shares outstanding.
[3]Revenue and expense are as of 4Q13. Revenue includes securities gain / losses. [4]LQ: Linked quarter; 4Q13 compared to 3Q13. Numbers may not add to total due to rounding.

8

Regional Banking Overview

Broad Product Offerings with Focus on

Specialty Lending Provide Growth Opportunities

Total average Regional Banking loans up 2% from 2012

Commercial loans grew 2%, excluding loans to mortgage companies

Loans to Mortgage Companies down 21%

Consumer loans grew 9%

Regional Banking average loan growth driven by multiple lending areas

Commercial lending up 10%

Business Banking up 9%

Asset Based Lending up 6%

Retail up 11%

Private Client / Wealth Management up 8%

Utilization rates remain low

Competitive lending environment

2013 Average Regional Banking Loans by Lending Area

Retail 18%

Private Client/ Wealth Mgmt 14%

Correspondent 1%

Healthcare 3%

CRE 8%

Loans to Corporate Mortgage 8% Companies 8%

ABL 10%

Business Banking 6%

Commercial 24%

Specialty Lending Areas

Growth is full year 2013 compared to full year 2012.

9

Consolidated Balance Sheet & Net Interest Margin Trends

Net Interest Margin Slightly Improves

Balance Sheet Positioned to Benefit from Rising Rates

Net interest spread flat linked quarter

NIM up slightly linked quarter to 2.98% from 2.97%

Benefit of ~4bps related to higher amortization associated with loans acquired from MNB and higher than expected cash basis income

Benefit offset by ~(3)bps from lower balances in Loans to Mortgage Companies and an increase in excess balances held at the Fed

Floating rate loans comprise 65% vs fixed rate loans at 35%

Consolidated Yields and Rates

450bps

360

270

180

90

0

360 354 354 356 356

4Q12 1Q13 2Q13 3Q13 4Q13

Spread¹ Deposit Rate Loan Yield

Net Interest Income and Margin

$200mm $150 $100 $50 $0

4Q12 1Q13 2Q13 3Q13 4Q13

$171 $161 $160 $159 $157

3.09% NII NIM

2.95% 2.96% 2.97% 2.98%

3.2% 3.0% 2.8% 2.6% 2.4% 2.2% 2.0% 1.8%

Net Interest Income Sensitivity Impact2

12% 9% 6% 3% 0% -3%

Long End Long End +100bps +200bps -50bps +50bps

-1.5%

-$10mm

+1.4%

+$8mm

+4.9%

+$30mm

+9.8%

+$61mm

Numbers may not add to total due to rounding. 1Spread is loan yield minus core deposit rate.

2Analysis uses FHN’s balance sheet as of 3Q13 and is non-GAAP. Long End +50bps assumes yield curve spreads widen ~50bps. Long end -50bps assumes yield curve spreads compress ~50bps. Bps impact assumes increase in Fed Funds rate. Non-Strategic is interest rate neutral, thus nearly all the sensitivity impact would be allocated to the Core Businesses.

10

Non-Strategic Update

Repurchase Provision of $0mm in 4Q13

Agency Mortgage Repurchase Highlights

Pipeline declined 37% linked quarter and down 41% year over year to $197mm1

New requests and realized losses up due to implementation of 3Q13 settlement

Repurchase reserve includes:

Future MI rescissions

Bulk servicing sales

Extrapolation to Freddie

Other non-FNMA/FHLMC matters

Mortgage Repurchase Reserve

($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13

Beginning Balance $292 $232 $184 $123 $294

Net Realized Losses $(60) $(49) $(61) $(29) $(98)

Provision $0 $0 $0 $200 $0

Ending Balance $232 $184 $123 $294 $195

Other Non-Strategic Items

Signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing began in 4Q13, will be substantially completed in 1Q14

Linked quarter, litigation-related provision expense increased $30mm, primarily related to the legacy mortgage business

Total Pipeline of Repurchase Requests1

$500mm $400 $300 $200 $100 $0

4Q12 1Q13 2Q13 3Q13 4Q13

Fannie New Requests Freddie New Requests

Other New Requests Resolved

Pipeline

Data as of 4Q13. Numbers may not add due to rounding. 1Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management’s assessment of the adequacy of repurchase reserves.

4Q13 resolutions include $128mm in other claims that pose no risk to the repurchase reserve but require formal acknowledgement with Fannie.

11

Improving Productivity and Efficiency

FHN Continues to Deliver on Efficiency Goals in Core Businesses

Annualized noninterest expense, excluding net loss accruals related to pending legal matters, declined 30% from 4Q10 due to broad-based improvement in most categories1

Annualized 4Q13 consolidated expenses down 14% year-over-year1

Achieved goal of less than $925mm of annualized run-rate of consolidated expenses by year end 20131

Annualized Noninterest Expense1

$1.4B $1.2 $1.0 $0.8 $0.6 $0.4 $0.2 $0.0

-30%1

$1,313mm $1,245mm $1,068mm $920mm $925mm

4Q10 Annualized 4Q11 Annualized 4Q12 Annualized 4Q13 Annualized 4Q13 Goal

Numbers/percentages may not add due to rounding.

1Excludes expense related to litigation and regulatory matters.

These are non-GAAP numbers and a reconciliation is provided in the appendix.

12

Asset Quality Trends

Reserves and Net Charge-Offs

$30mm $20 $10 $0

-$10

-$20

1.66% 1.67% 1.66% 1.65%

1.62%

$27

$20 $17

$18 $16

$(5) $(6) $(3) $(2) $(12)

4Q121 1Q13 2Q13 3Q13 4Q13

Net Charge-Offs Reserve Decrease Reserve % of Loans

1.7% 1.6% 1.5% 1.4% 1.3% 1.2%

Non-Performing Assets

$ 0. 8B $0.6 $0.4 $0.2 $0.0

NPLs ORE

(22)%

(11)%

(2)% (5)% (9)% 21%

(4)% (7)%(0)% (10)%

2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

4Q13 net charge-offs of $17mm compared to $16mm in 3Q13

Regional Banking NCOs of $7mm vs $4mm in 3Q13

NCOs at 0.23% of average loans2

Non-Strategic NCOs of $10mm vs $12mm in 3Q13

NCOs at 1.26% of average loans2

NPAs at $435mm vs $419mm in 4Q12

ORE at $46mm in 4Q13 vs $42mm in 4Q123 NPL levels at $389mm

Year over year increase primarily related to compliance with regulatory guidance associated with the liens junior to first liens with performance issues

4Q13 NPLs include $134m of held for sale loans that carry an average negative fair value mark of ~53%

Numbers may not add due to rounding. All data is 4Q13 compared to 4Q12 unless otherwise noted.

14Q12 charge-offs included a favorable adjustment for lower loss estimate for discharged bankruptcies.

2Net charge-off % is annualized.

3Year over year ORE increase related to the MNB acquisition, which contributed $17mm of ORE in 4Q13.

13

Building Long-Term Earnings Power: Bonefish Targets

Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term

Return on Tangible Common Equity 15%—20%

Return on Assets

1.25%—1.45%

Total Assets

Pre-tax Income

Tax Rate

Earning Assets

Equity / Assets

Tier 1 Common

8%—9%

Risk Adjusted Margin

Net Interest Margin 3.50%—4.00%

Annualized Net Charge-Offs 0.30%—0.70%

% Fee Income 40%—50%

Efficiency Ratio 60%—65%

Trailing Twelve Months1 Consolidated Core Businesses4 Long-Term Targets

ROTCE2 1.02% 10.72% 15.00 – 20.00%

ROA2 0.17% 0.93% 1.25 — 1.45%

NIM2 2.96% 3.17% 3.50 — 4.00%

Tier 1 Common3 10.46% 8.00 – 9.00%

NCO / Average Loans2 0.50% 0.21% 0.30 — 0.70%

Fee Income / Revenue 48% 49% 40— 50%

Efficiency Ratio 95% 76% 60— 65%

All non-GAAP numbers are reconciled in the appendix. 1Average of quarters 1Q13-4Q13 for each metric, which is a non-GAAP number.

2ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a non-GAAP number.

3Tier 1 Common: current quarter is an estimate and a non-GAAP number.

4Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Core data is non-GAAP.

14

Successfully Executing on Key Priorities

FHN Is Well Positioned For Long-Term Earnings Power

Proven execution capabilities

Unique size, scope and strengths

Focused on efficiency, productivity, economic profitability and growth opportunities

Organizational alignment on the path to long-term bonefish profitability

Breadth and depth of talent that will be able to profitably run and grow the company

Building a Foundation for Long-Term Earnings Power

15

APPENDIX

16

4Q13 Credit Quality Summary by Portfolio

	Regional Banking					Corporate[4]	Non-Strategic					
($ in millions)	Commercial (C&I & Other)	CRE	HE & HELOC	Other[1]	Total	Permanent Mortgage	Commercial (C&I & Other)	CRE	HE & HELOC	Permanent Mortgage	Other[2]	Total
Period End Loans	$7,431	$1,124	$3,278	$334	$12,167	$175	$492	$9	$2,055	$475	$16	$15,389
30+ Delinquency	0.12%	0.77%	0.65%	1.55%	0.36%	2.34%	0.06%	0.00%	1.89%	3.00%	2.33%	0.66%
Dollars	$9	$9	$21	$5	$44	$4	$0	$0	$39	$14	$0	$102
NPL %	0.59%	1.35%	0.85%	0.16%	0.72%	2.63%	7.33%	32.30%	4.36%	6.96%	8.66%	1.66%
Dollars	$44	$15	$28	$1	$87	$5	$36	$3	$90	$33	$1	$255
Net Charge-offs[3] %	0.24%	NM	0.12%	2.92%	0.23%	NM	NM	3.72%	1.39%	2.04%	3.35%	0.44%
Dollars	$4	-$1	$1	$2	$7	NM	$0	$0	$7	$2	$0	$17
Allowance	$72	$10	$31	$7	$121	NM	$14	$1	$95	$22	$0	$254
Allowance / Loans %	0.97%	0.88%	0.96%	2.21%	0.99%	NM	2.87%	7.98%	4.64%	4.68%	2.25%	1.65%
Allowance / Charge-offs	4.24x	NM	7.72x	0.76x	4.36x	NM	NM	2.00x	3.25x	2.25x	0.66x	3.79x

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. Data as of 4Q13. NM: Not meaningful.
[1]Credit card, Permanent Mortgage, and Other. [2]Credit card, OTC, and Other Consumer.
[3]Net charge-offs are annualized.
[4]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment.

17

C&I and Commercial Real Estate Portfolio Detail

C&I Overview

$7.9B portfolio, diversified by industry, managed primarily in Regional Banking

Net charge-offs at $4mm in 4Q13

C&I consolidated reserves of 1.09% at 12/31/13

C&I: TRUPs and Bank-Related Loans

$478mm balances in TRUPs and bank-related loans

$246mm whole-loan TRUPs to banks

$156mm whole-loan TRUPs to insurance companies

$75mm loans to bank holding companies and loans secured by bank stock

Approximately $45mm of TRUPs sales/payoffs in 2013 Reserve coverage of 9.10%1 Six TRUPs totaling $37mm on deferral at 12/31/132

C&I: Loans to Mortgage Companies

$2.0B $1.6 $1.2 $0.8 $0.4 $0.0

Period End Average

4Q12 1Q13 2Q13 3Q13 4Q13

$1.8

$1.5

$1.1

$1.2

$1.4

$1.1

$0.7

$1.0

$0.8

$0.7

Commercial Real Estate Overview

5% 4% 3% 2% 1% 0%

30+ Delinquencies Net Charge-Offs³ NPLs / Total Loans

3.90%

3.46%

2.74%

2.13%

1.60%

4Q12 1Q13 2Q13 3Q13 4Q13

$1.1B portfolio, which includes Income CRE and Residential CRE

CRE consolidated reserves of 0.94% at 12/31/13

Data as of 4Q13. Numbers may not add to total due to rounding.

1Reserve coverage includes $29.4mm of LOCOM on TRUPs.

2Net of LOCOM.

3Net charge-off ratios are annualized.

18

Home Equity: Performance and Characteristics

Portfolio Characteristics

First Second Total

Balance $ 2.7B $ 2.6B $ 5.3B

Original FICO 751 735 743

Refreshed FICO 750 722 736

Original CLTV 75% 81% 78%

Full Doc 90% 73% 82%

Owner Occupied 92% 95% 93%

HELOCs $ 0.7B $ 2.1B $ 2.8B

Weighted Average

HELOC Utilization 48% 59% 57%

Geographic Distribution

FL 2% GA

3%

Other 30%

CA 10%

Core Banking Customers TN

55%

30+ Delinquency: Key Drivers

FICO Score-Origination Channel Lien Position

6% 4% 2% 0%

>=740 720- 700- 660- <660 739 719 699

3.33% 2.36% 2.00% 0.65%

5.70%

4% 3% 2% 1% 0%

1.46%

3.44%

Retail Wholesale

3% 2% 1% 0%

0.98%

2.38%

1st Lien 2nd Lien

58% 12% 11% 12% 7%

% of portfolio

89% 11% % of portfolio

50% 50% % of portfolio

Data as of 4Q13.

Numbers and percentages may not add due to rounding.

19

Consumer Real Estate Portfolio

30+ Delinquency

3% 2% 1% 0%

4Q12 1Q13 2Q13 3Q13 4Q13

Regional Banking Non-Strategic

Industry1 = 5.54%

1.89%

0.65%

Net Charge-Offs

$20mm $15 $10 $5 $0

4Q12 1Q13 2Q13 3Q13 4Q13 Regional Banking Non-Strategic

$18

$13 $12

$102 $8

Non-Strategic Portfolio Run-Off

$3.0B $2.5 $2.0 $1.5 $1.0 $0.5 $0.0

20% 20%

19%

18% 18%

21% 20% 19% 18% 17% 16%

4Q12 1Q13 2Q13 3Q13 4Q13

Period End Balance Constant Pre-Payment Rate (Right Axis)

1Source: McDash industry data as of November 2013.

24Q12 charge-offs include a favorable adjustment for lower loss estimate for discharged bankruptcies based on loan-level data obtained from new appraisals in 4Q12.

20

Agency & Non-Agency: Mortgage Origination & Loan Data

Agency and Pipeline

~$70B of Agency originations from 2005 to 2008

Received ~$2.6B1 of Agency-related repurchase requests to date or 3.7% of originations

Represent 84% of all active repurchase/make whole requests in pipeline at 12/31/132

Pipeline declined 37% linked quarter and down 41% year over year to $197mm3

$112mm of Agency-related repurchase claims

$28mm of mortgage insurer-related cancellations

$21mm of non-Agency whole loan-related claims

$36mm of other non-repurchase requests

Originations: 2005-2008 Amount

Fannie $39.6B

Freddie $18.0B

Total GSE Loans Sold $57.6B

Ginnie Loans Sold $11.9B

Total Agency Loans Sold $69.5B

Total Demands (Request Rate) $2.6B / 3.7%

Resolved $2.5B

Cumulative Average Rescission Rate 45—55%

Average Loss Severity 50—60%

Realized Losses through 4Q13 ~$755mm

Remaining Reserve at 12/31/13 $195mm

Cumulative Total Losses plus Reserve ~$950mm

GSE Aggregate Expected Loss Ratio 1.6%

Other Whole Loan Sales and Non-Agency

Represent 16% of all active repurchase/make whole requests in 4Q13 pipeline Some non-Agency FHN loans were bundled with other companies’ loans and securitized by the purchasers

A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans

Certain purchasers have requested indemnity related to FHN loans included in their securitizations

Loan file review process regarding certain bundled FHN loans has been initiated

Non-Agency HUD/FHA Investigation

HUD and the US DOJ are investigating FHA insurance claims on insured loans originated by FHN; initial period covers 1/1/06 through 3/31/124

During that period FHN originated ~50,000 loans with original UPB of ~$8.6B

Approximately ~48,000 of those originations occurred prior to 9/1/08 FHN had an initial meeting with HUD and DOJ in 2Q13 HUD has reviewed a small sample of loans from the covered period, and its investigation remains incomplete HUD and DOJ have made no demands but could seek up to treble and special damages under the False Claims Act and other laws FHN does not have the ability now to estimate a reserve or a range of reasonably possible losses

Data as of 4Q13. 1Requests include MI cancellation notices. 2Agencies account for 84% of all actual repurchase/make-whole requests in the pipeline as of 4Q13 and 85% of the active pipeline inclusive of PMI cancellation notices and all other claims.

34Q13 resolutions include $128mm in other claims that pose no risk to the repurchase reserve but require formal acknowledgement to Fannie. 4FHA insurance claims made after 3/31/12 may be added to investigation.

21

Private Label Securitization Exposure Manageable

Key Points

- Originated and securitized $27B of First Horizon branded private label mortgages from 2005-2007 with current UPB of $7B
- If any private label securitization losses occur, they should be significantly less than the GSE experience
  - More limited reps and warranties
  - Statutes of limitations
    - 100% of active PLS are older than 6 years and 84% are older than 7 years
- Strong relative performance vs industry cohorts
  - No subprime securitizations
  - Smaller average securitization size

Repurchase Risk Differs For Private Label vs GSEs

- Most private label reps and warranties are not as comprehensive as GSE whole-loan reps and warranties
- More difficult for most non-agency investors to access loan files
- Generally requires a coordinated investor effort to compel trustees to investigate and pursue repurchase claims
- Investor interests are not necessarily aligned
- Trustee may initiate loan review and repurchase process on its own

Origination Mix



FHN
Jumbo 35%
Alt-A 65%
Industry[1]
Subprime 41%
Alt-A 43%
Jumbo 16%

Average Deal Size: $342mm $891mm

Securitization Performance[2]



60 Day+ Delinquencies
11%
89%
Cumulative Loss
30%
70%
Outperforming Industry Cohort
Underperforming Industry Cohort

FIRST HORIZON NATIONAL CORPORATION

All data refers to the active 2005-2007 FHN branded private securitizations, unless otherwise noted. Data as of December 2013 with November remits.
Source for all data, except where noted, is LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. Cohort (Industry) = Loans of similar type/vintage relevant reference group.
[1]Industry source: KDS Global. Includes all deals from 2005-2007.
[2]Performance determined by comparing 60D+ and Cumulative Loss ratios at the deal level. 60D+ balances are current UPB. Cumulative loss balances are original UPB.

22

FHFA Litigation Securitizations

FHFA Litigation Certificate Breakdown

($ in millions) FHFA- Related Original Paid Current Performing 60D+ Cumulative

Alt-A Deal Tranche UPB Off UPB UPB Delinquent Loss

FHAMS 2005- AA9 IIA1 $214 $126 $76 $69 $8 $12

FHAMS 2005- AA10 IA1 $140 $84 $49 $44 $5 $7

FHAMS 2005- AA11 IA1 $129 $71 $47 $41 $5 $11

FHAMS 2005- AA12¹ IIA1 $161 $76 $71 $61 $10 $14

FHAMS 2006- AA1 IA1 $230 $142 $69 $62 $7 $19

FHFA Total $874 $499 $312 $276 $35 $63

$1.0B

$0.8

$0.6

$0.4

$0.2

$0.0

$874mm* Cumulative Loss 7% 60D+ Delinquent² 4%

Performing UPB 32%

Paid Off 57%

*The original balance related to the FHFA lawsuit is $874mm, plus an additional $9mm of cost over par, totaling $883mm

Numbers and percentages may not add to total due to rounding. Data source: December 2013 Trustee Reports and the FHFA lawsuit filed on 9/2/11. 1In April 2007, the GSEs purchased the remaining $161mm of UPB in the FHAMS 2005-AA12 IIA1 tranche, as reported in the FHFA lawsuit. This tranche had an origination balance of $213mm.

260D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more. 23

Non-FHFA Litigation Securitizations

Non-FHFA Litigation Certificate Breakdown

($ in millions) Deal	Certificate	Original UPB	Paid Off	Current UPB	Performing UPB	60D+ Delinquent	Cumulative Loss
FHASI 2005-AR5[1] (Schwab)	Senior	$30.0	$19.1	$10.9	$10.0	$0.9	$0.0
FHASI 2007-AR2[1] (Schwab)	Senior	$50.0	$31.8	$16.2	$13.8	$2.4	$2.1
FHASI 2006-3 (Western-Southern)	Junior	$9.9	$0.5	$2.5	$2.3	$0.2	$6.9
FHASI 2007-5 (Western-Southern)	Junior	$7.1	$0.2	$0.0	$0.0	$0.0	$6.9
FHAMS 2007-FA4 (Western-Southern)	Senior	$5.1	$0.2	$0.0	$0.0	$0.0	$4.8
FHAMS 2006-FA6 (FDIC Alabama)	Senior	$11.1	$2.8	$7.7	$5.8	$1.9	$0.7
FHAMS 2006-FA6 (FDIC Alabama)	Senior	$15.2	$4.3	$10.0	$8.2	$1.8	$1.0
FHAMS 2006-FA7 (FDIC Alabama)	Senior	$20.7	$5.8	$12.9	$10.5	$2.4	$1.9
FHAMS 2007-FA4[1] (FDIC Alabama)	Senior	$14.4	$3.0	$9.9	$7.5	$2.4	$1.4
FHAMS 2007-FA1 (FDIC New York)	Senior	$44.5	$12.7	$27.2	$20.7	$6.5	$4.6
FHAMS 2007-FA2 (FDIC New York)	Senior	$34.9	$10.7	$20.6	$15.7	$4.9	$3.6
FHAMS 2005-FA8 (FHLB Indemnification)	Senior	$100.0	$75.1	$24.9	$21.3	$3.6	$0.0
FHAMS 2007-FA3 (MetLife Indemnification)	Senior	$103.0	$57.5	$39.1	$31.8	$7.3	$6.4
FHAMS 2005-FA10[2] (Royal Park Indemnification)	Senior	$100.0	$62.1	$35.1	$30.0	$5.1	$2.8
FHAMS 2006-FA2[1] (Royal Park Indemnification)	Senior	$30.0	$22.7	$6.3	$5.2	$1.1	$1.0
Total		**$575.7**	**$308.5**	**$223.2**	**$182.7**	**$40.5**	**$44.1**


$576mm
Cumulative Loss 8%
60D+ Delinquent[3] 7%
Performing UPB 32%
Paid Off 54%

FIRST HORIZON NATIONAL CORPORATION

Numbers & percentages may not add to total due to rounding. Data source: December 2013 Trustee Reports. FHN settled an outstanding complaint with FHLB Chicago in 2Q13.
[1]The complainants only purchased a portion of these tranches. Original UPB estimated based on the purchase price stated in the complaints. All other metrics prorated based on the ratio of purchase price to the total original UPB of the entire tranche. [2]Royal Park is asking for indemnification on $100mm of the $190mm tranche as stated in the indemnification request.
[3]60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.

24

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of net income, assets, net interest income, charge-offs, revenue, noninterest income and expense, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) & is reconciled to GAAP information below.

		Return on Assets[1]	Net Interest Margin	Net Charge-Offs/ Average Loans[1]	Fee Income / Total Revenue	Efficiency Ratio
4Q13	Regional Banking (GAAP)	1.36%	4.90%	0.23%	30%	66%
	Capital Markets (GAAP)	1.28%	1.02%	0.00%	93%	83%
	Corporate (GAAP)	-0.05%	-1.00%	NM	NM	NM
	Core Businesses (Non-GAAP)	0.98%	3.18%	0.23%	48%	79%
	Non-Strategic (GAAP)	0.44%	1.93%	1.26%	23%	NM
	Consolidated (GAAP)	0.89%	2.98%	0.44%	46%	90%
3Q13	Regional Banking (GAAP)	1.50%	4.91%	0.14%	30%	62%
	Capital Markets (GAAP)	1.16%	0.89%	0.00%	94%	85%
	Corporate (GAAP)	-0.78%	-1.16%	NM	NM	NM
	Core Businesses (Non-GAAP)	0.88%	3.19%	0.14%	49%	77%
	Non-Strategic (GAAP)	-14.71%	1.88%	1.44%	48%	NM
	Consolidated (GAAP)	-1.69%	2.97%	0.41%	49%	NM
2Q13	Regional Banking (GAAP)	1.34%	4.90%	0.29%	29%	62%
	Capital Markets (GAAP)	1.29%	0.84%	0.00%	94%	83%
	Corporate (GAAP)	-0.70%	-1.19%	NM	NM	NM
	Core Businesses (Non-GAAP)	0.83%	3.17%	0.28%	49%	75%
	Non-Strategic (GAAP)	0.29%	1.97%	1.11%	32%	76%
	Consolidated (GAAP)	0.74%	2.96%	0.46%	47%	75%
1Q13	Regional Banking (GAAP)	1.55%	4.90%	0.18%	29%	63%
	Capital Markets (GAAP)	1.94%	0.78%	0.00%	95%	77%
	Corporate (GAAP)	-0.59%	-1.07%	NM	NM	NM
	Core Businesses (Non-GAAP)	1.05%	3.15%	0.18%	50%	74%
	Non-Strategic (GAAP)	-0.80%	2.04%	2.36%	39%	92%
	Consolidated (GAAP)	0.73%	2.95%	0.67%	49%	76%
Four Quarter Average[2]	Regional Banking (GAAP)	1.44%	4.90%	0.21%	30%	63%
	Capital Markets (GAAP)	1.42%	0.88%	0.00%	94%	82%
	Corporate (GAAP)	-0.53%	-1.11%	NM	NM	NM
	Core Businesses (Non-GAAP)	0.93%	3.17%	0.21%	49%	76%
	Non-Strategic (GAAP)	-3.69%	1.96%	1.54%	35%	NM
	Consolidated (GAAP)	0.17%	2.96%	0.50%	48%	95%

Numbers may not add to total due to rounding.
[1]ROA and Net Charge-offs / Average loans are annualized.
[2]Average of quarters 1Q13 – 4Q13.

FIRST HORIZON NATIONAL CORPORATION
25

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of risk weighted assets, tangible common equity, net income, non-controlling interest, average common equity, intangibles, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	4Q13	3Q13	2Q13	1Q13	Average[4]
Core Businesses Return On Tangible Common Equity					
Total FHN Risk Weighted Assets Estimate[1] (Regulatory GAAP)	$18,971	$19,276	$20,460	$20,232	
Less: Non-Strategic Risk Weighted Assets Estimate[1] (Regulatory Non-GAAP)	$3,293	$3,435	$3,705	$3,885	
Total Core Businesses[2] Risk Weighted Assets Estimate (Non-GAAP)	$15,679	$15,841	$16,756	$16,347	
Total FHN Average Tangible Common Equity (Non-GAAP)	$1,919	$1,923	$2,038	$2,064	
Less: Non-Strategic Allocated Tangible Common Equity at the Tier 1 Common Ratio %[3] (Non-GAAP)	$351	$350	$384	$413	
Total Core Businesses[2] Average Tangible Common Equity (Non-GAAP)	$1,568	$1,573	$1,653	$1,651	
FHN Net Income Available to Common (GAAP)	$49	($107)	$41	$41	
Core Businesses[2] Net Income Available to Common (Non-GAAP)	$45	$40	$38	$50	
FHN Annualized Return on Tangible Common Equity (Non-GAAP)	10.16%	-22.17%	8.04%	8.05%	1.02%
Core Businesses[2] Annualized Return on Tangible Common Equity (Non-GAAP)	11.36%	10.18%	9.17%	12.18%	10.72%
Core Businesses Net Income Available to Common					
Corporate Net Income (GAAP)	-$1	-$10	-$9	-$8	
Less: Corporate Non-Controlling Interest (GAAP)	$3	$3	$3	$3	
Less: Corporate Preferred Stock Dividends (GAAP)	$2	$2	$2	$1	
Corporate Net Income Available to Common (Non-GAAP)	-$5	-$15	-$13	-$12	
Regional Banking Net Income (GAAP)	$43	$49	$43	$50	
Capital Markets Net Income (GAAP)	$7	$6	$8	$12	
Core Businesses[2] Net Income Available to Common (Non-GAAP)	$45	$40	$38	$50	
Return on Tangible Common Equity					
Average Common Equity (GAAP)	$2,081	$2,091	$2,197	$2,220	
Less: Average Intangibles (GAAP)	$162	$168	$160	$156	
Average Tangible Common Equity (Non-GAAP)	$1,919	$1,923	$2,038	$2,064	
FHN Net Income Available to Common (GAAP)	$49	($107)	$41	$41	
FHN Annualized Return on Tangible Common Equity (Non-GAAP)	10.16%	-22.17%	8.04%	8.05%	1.02%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. [1]Estimated by applying risk based capital regulations to period end assets. [2]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. [3]Applies the quarterly consolidated Tier 1 Common ratio to the Non-Strategic risk weighted assets. The 4Q13 Tier 1 Common ratio is an estimate. [4]Average of quarters 1Q13-4Q13.

26

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of net interest income, FTE adjustments, revenue, noninterest expense, FTEs, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) & is reconciled to GAAP information below.

($ in millions)					
Net Interest Margin	**4Q13**	**3Q13**	**2Q13**	**1Q13**	**4Q12**
Regional Banking Net interest income (GAAP)	$146	$150	$148	$147	$155
Regional Banking FTE adjustment	$2	$2	$2	$2	$2
Regional Banking Net interest income adjusted for impact of FTE (Non-GAAP)	$148	$151	$150	$149	$157
Capital Markets Net interest income (GAAP)	$4	$4	$4	$4	$4
Capital Markets FTE adjustment	$0	$0	$0	$0	$0
Capital Markets Net interest income adjusted for impact of FTE (Non-GAAP)	$4	$4	$4	$4	$5
Corporate Net interest income (GAAP)	-$10	-$12	-$11	-$10	-$10
Corporate FTE adjustment	$0	$0	$0	$0	$0
Corporate Net interest income adjusted for impact of FTE (Non-GAAP)	-$10	-$12	-$11	-$10	-$10
Core Businesses Net interest income (Non-GAAP)[1]	$140	$142	$141	$141	$149
Core Businesses FTE adjustment (Non-GAAP)[1]	$2	$2	$2	$2	$2
Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP)[1]	$142	$144	$143	$143	$151
Non-Strategic Net interest income (GAAP)	$17	$17	$19	$20	$21
Non-Strategic FTE adjustment	$0	$0	$0	$0	$0
Non-Strategic Net interest income adjusted for impact of FTE (Non-GAAP)	$17	$17	$19	$20	$21
Consolidated Net interest income (GAAP)	$157	$159	$160	$161	$171
Consolidated FTE adjustment	$2	$2	$2	$2	$2
Consolidated Net interest income adjusted for impact of FTE (Non-GAAP)	$159	$161	$162	$163	$172
Regional Banking Pre-Tax Pre-Provision Net Revenue (PPNR)	**2013**				**2012**
Total Revenue (GAAP)	$839				$859
Total Noninterest Expense (GAAP)	$531				$570
Pre-Tax Pre-Provision Net Revenue (Non-GAAP)	$308				$289
Regional Banking Revenue Per FTE *($ in 000s)*	**2013**				**2012**
Total Revenue (GAAP)	$839,043				$858,950
Average FTEs	2,442				2,519
Revenue Per FTE (Non-GAAP)	$344				$341

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.

27

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of equity, assets, tier 1 capital, risk weighted assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	4Q13	3Q13	2Q13	1Q13	4Q12	Average[3]
Tangible Common Equity (Non-GAAP)						
Total equity (GAAP)	$2,500	$2,433	$2,546	$2,600	$2,509	
Less: Noncontrolling interest	$295	$295	$295	$295	$295	
Less: Preferred stock	$96	$96	$96	$96	$0	
Total common equity	$2,109	$2,042	$2,155	$2,209	$2,214	
Less: intangible assets (GAAP)[1]	$164	$163	$164	$156	$157	
Tangible common equity (Non-GAAP)	$1,946	$1,880	$1,992	$2,053	$2,057	
Less: unrealized gains on AFS securities, net of tax	-$11	$11	$9	$49	$55	
Adjusted tangible common equity (Non-GAAP)	$1,957	$1,868	$1,982	$2,004	$2,002	
Tangible Assets (Non-GAAP)						
Total assets (GAAP)	$23,793	$23,859	$24,853	$24,803	$25,334	
Less: intangible assets (GAAP)[1]	$164	$163	$164	$156	$157	
Tangible assets (Non-GAAP)	$23,629	$23,696	$24,689	$24,647	$25,177	
Tier 1 Common (Non-GAAP)						
Tier 1 capital[2]	$2,611	$2,555	$2,712	$2,739	$2,641	
Less: noncontrolling interest - FTBNA preferred stock	$295	$295	$295	$295	$295	
Less: Preferred stock	$96	$96	$96	$96	$0	
Less: trust preferred	$200	$200	$200	$200	$200	
Tier 1 common (Non-GAAP)[2]	$2,021	$1,965	$2,122	$2,148	$2,146	
Risk Weighted Assets						
Risk weighted assets[2]	$18,971	$19,276	$20,460	$20,232	$20,153	
Ratios						
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP)	8.23%	7.93%	8.07%	8.33%	8.17%	8.14%
Total equity to total assets (GAAP)	10.51%	10.20%	10.25%	10.48%	9.90%	10.36%
Tier 1 common ratio to risk weighted assets (Non-GAAP)[2]	10.65%	10.19%	10.37%	10.62%	10.65%	10.46%
Tier 1 capital to total assets (GAAP)[2]	10.98%	10.71%	10.91%	11.04%	10.42%	10.91%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP)[2]	10.26%	9.75%	9.73%	10.15%	10.21%	9.97%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP)[2]	11.59%	11.08%	11.01%	11.46%	11.58%	11.29%
Total equity plus reserves to total assets (GAAP)	11.58%	11.27%	11.30%	11.55%	11.00%	11.42%

Numbers may not add to total due to rounding.
[1]Includes goodwill and other intangible assets, net of amortization.
[2]Current quarter is an estimate.
[3]Average of quarters 1Q13-4Q13.

FIRST HORIZON NATIONAL CORPORATION
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Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of income, expense, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Core Businesses' Pre-Tax Income *($ in millions)*	**4Q13**
Regional Banking Pre-Tax Income (GAAP)	$68
Capital Markets Pre-Tax Income (GAAP)	$11
Corporate Pre-Tax Income (GAAP)	-$21
Core Businesses' Pre-Tax Income (Non-GAAP) [1]	$57
Non-Strategic Pre-Tax Income (GAAP)	-$40
Consolidated Pre-Tax Income (GAAP)	$17

Adjusted Noninterest Expense *($ in millions)*	**4Q10**	**4Q11**	**4Q12**	**4Q13**
Consolidated Noninterest Expense (GAAP)	328	312	$271	$260
Less: Litigation Charges (GAAP)	0	1	$4	$31
Adjusted Consolidated Noninterest Expense (Non-GAAP)	$328	$311	$267	$229
Annualized Adjusted Consolidated Noninterest Expense (Non-GAAP)	$1,313	$1,245	$1,068	$917

Peer group includes UBSI, ONB, TRMK, IBKC, BXS, UMBF, BOH, VLY, FULT, FCNCA, WTFC, TCB, SUSQ, HBHC, WBS, CBSH, CFR, ASBC, SNV, BOKF, FNFG. Peer data is a four quarter average of each metric from 4Q12-3Q13.

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.

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